UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22139

Oppenheimer Rochester Short Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/31/2013

Item 1. Reports to Stockholders.

5	31	13

ANNUAL REPORT

Oppenheimer Rochester Short Term Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/13

	Class A Shares of the Fund		Barclays Municipal Bond Index	Barclays Municipal Bond 1-2 Year Index
	Without Sales Charge	With Sales Charge
1-Year	2.35%	0.05%	3.05%	0.77%
Since Inception (12/06/10)	3.22	2.28	6.29	1.12

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

The Fund’s Class A shares continued to generate tax-free income consistent with its investment goals this reporting period, producing an annual total return of 2.35% (without sales charges) for the 12 months ended May 31, 2013. The Fund outperformed the Barclays Municipal Bond 1-2 Year Index, which had a 12-month total return of 0.77%, but underperformed the Barclays Municipal Bond Index, which includes many long-term securities. Additionally, despite a challenging interest-rate environment this reporting period, the Fund generated a tax-free yield of 1.76% at net asset value, based on the 35-day accrual period ended May 28, 2013. Tax-free income comprised more than 75% of the Fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

In general, municipal bond prices rallied in the first six months of this reporting period and then fell back to earlier levels in the second six months. Strong investor demand for municipal securities existed at the outset of this reporting period, but demand for equities strengthened as the U.S. market began its rally near the midpoint of this reporting period. Media reports about the potential for inflation and/or changes in interest rate levels created investor concerns but those concerns were not realized.

AAA-rated municipal securities remained “cheap to Treasuries” during this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of May 31, 2013, the average yield on 30-year, AAA-rated muni bonds was 3.34%,

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	1.76%
Dividend Yield with sales charge	1.71
Standardized Yield	1.53
Taxable Equivalent Yield	2.70
Last distribution (5/28/13)	$0.0055
Total distributions (6/01/12 to 5/31/13)	$0.0660

Endnotes for this discussion begin on page 12 of this report

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	3

up 12 basis points from May 31, 2012. On May 31, 2013, the average yield on 10-year, AAA-rated muni bonds was 2.14%, up 28 basis points from the May 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.24%, up 7 basis points from the May 2012 date.

The Federal Reserve (the “Fed”) also provided good news for current muni bondholders this reporting period as it repeatedly extended its timeframe for changing the Fed Funds target rate, the short-term interest rate it controls. At the outset of this reporting period, the rate stood at zero to 0.25% and the Fed’s expectation was that the rate would likely remain very low until late 2014.

In September 2012, this timeframe was lengthened to mid-2015 and then, in December 2012, linked to the unemployment rate. Rates will not move until unemployment is below 6.5%, the Fed announced, unless inflation rises above 2.5%. Given the current rates, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

At a March 20, 2013 press conference, Federal Reserve Chairman Ben S. Bernanke discussed the Fed’s thinking: “We’re not measuring success in terms of the stock market. We’re measuring success in terms of our mandate, which is stable employment and price stability.”

The Fed chairman also testified before Congress toward the end of this reporting period, indicating that the Fed was considering when it might curtail its participation in the bond market. The Fed has been spending $85 billion on bonds each month in an effort to shore up the economy but, he said, changing that approach too soon had the potential to put the country’s mild economic recovery at risk.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits of municipal bond fund investing, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Short Term Municipal Fund held more than 740 securities as of May 31, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

At the end of this reporting period, Oppenheimer Rochester Short Term Municipal Fund’s Class A shares generated a distribution yield of 1.76% at NAV. Lipper’s Short Municipal Debt Funds category reported an average distribution yield of 0.81% at month’s end. The Class A shares had the third highest distribution yield in this Lipper category; the yield on the Y shares was the highest in this Lipper category.

4	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The average distribution yield in Lipper’s Short Municipal Debt Funds category was 0.81% at the end of this reporting period. At 1.76%, the distribution yield for this Fund’s Class A shares was 95 basis points higher than the category average.

Refundings became increasingly common during this reporting period and led to increased dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period, these transactions made it difficult for some funds to replace the called bonds with bonds that had equally attractive yields. If the current climate persists, we believe that muni bond fund dividends, especially those of longer-term funds, will remain pressured.

Despite this pressure, the Fund maintained a steady dividend of 0.55 cents per Class A share throughout this reporting period. In all, distributions totaled 6.6 cents per Class A shares, including a small amount of taxable income ($0.0016 per share).

General Obligation (G.O.) debt backed by the full faith and taxing authority of state and local governments comprised the Fund’s largest industry sector, with 26.7% of total assets this reporting period. The Fund’s holdings in this sector include bonds issued in many U.S. municipalities and in the Commonwealth of Puerto Rico. Despite the persistence of challenging economic conditions, elected municipal officials constructed budgets that consistently safeguarded the debt service payments on their G.O. debt this reporting period. The G.O. sector was the strongest contributor to the Fund’s performance this reporting period.

The Fund continued to be invested in the municipal leases sector this reporting period, which accounted for 13.3% of the Fund’s total assets as of May 31, 2013. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements. The sector, which continues to be fundamentally sound, also contributed positively to the Fund’s total return this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 11.1% of total assets at the end of this reporting period. As of May 31, 2013, this set of holdings included water utilities with 4.8% of the Fund’s total assets, sewer utilities with 4.1%, electric utilities with 1.9% and multi-utilities with 0.3%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum. All of the Fund’s utilities sectors contributed positively during the reporting ending May 31, 2013.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	5

The Rochester portfolio management team

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 8.3% of total assets as of May 31, 2013. The bonds in this sector are used to build and maintain roadways and highway amenities. The sector enhanced Fund performance this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 12.2% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education. Bonds issued in Puerto Rico contributed positively to the Fund’s performance this reporting period.

Although the market continued to react favorably to improved fiscal management under the leadership of former Gov. Luis Fortuño, the governor was not as popular with the voters. In November 2012, Alejandro Garcia Padilla was elected Governor of the Commonwealth. During the last quarter of this reporting period, Gov. Padilla continued many of the positive fiscal management policies of his predecessor. He agreed to privatize the island’s main airport, proposed aggressive pension reform, and announced plans to raise taxes.

Even before Gov. Padilla’s inauguration, however, Moody’s Investors Service had

6	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Rochester credit research team

made a new assessment of the creditworthiness of Puerto Rico’s revenue-backed debt, lowering the ratings on those securities to below investment grade. Moody’s also changed its assessment for Puerto Rico’s G.O. debt, which is backed by the full faith and taxing authority of the Commonwealth. Investors should note that Moody’s maintained an investment-grade rating for the G.O. debt during this reporting period, as did Standard & Poor’s and Fitch Ratings, the other national credit ratings agencies. Other revenue-backed bonds continued to hold investment-grade ratings from S&P. Fitch maintained its investment-grade ratings for Puerto Rico’s revenue-backed bonds.

At the end of this reporting period, the Fund’s investments in the multifamily and single-family housing sectors represented

5.2% and 0.6% of the Fund’s total assets, respectively. Despite the ongoing difficulties in the national housing market, the securities in these sectors continued to provide competitive levels of tax-free income this reporting period. We believe that the Fund’s carefully selected holdings in these housing sectors are likely to bring benefit to investors over the long term. During this reporting period, both the multifamily and single-family sectors contributed positively to the Fund’s total return.

The Fund remained invested this reporting period in land development (or “dirt”) bonds, which are Special Tax and Special Assessment bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax and Special

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	7

Assessment sectors represented 3.3% and 0.2% of the Fund’s total assets, respectively.

Overall, we believe that the bonds in these sectors have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. During this reporting period, the bonds in these sectors contributed positively to the Fund’s performance, supporting our long-standing belief that carefully researched dirt bonds belong in our portfolios. We continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of these sectors.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Tax increment financing (TIF) bonds constituted 2.9% of the Fund’s total assets on May 31, 2013. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. Bonds in this sector were positive contributors to the Fund’s total return this reporting period.

Shareholders should note that all sectors held by this Fund contributed positively to the Fund’s performance this reporting period. Further, market conditions during this reporting period did not affect the Fund’s overall investment objectives. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 2 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for undervalued bonds that we believe will provide a

8	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment-grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and research analyst Elizabeth S. Mossow.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	9

Top Holdings and Allocations

TOP TEN CATEGORIES
General Obligation	26.7%
Municipal Leases	13.3
Highways and Commuter Facilities	8.3
Multifamily Housing	5.2
Water Utilities	4.8
Sewer Utilities	4.1
Special Tax	3.3
Tax Increment Financing	2.9
Diversified Financial Services	2.9
Hospital/Healthcare	2.9

Portfolio holdings are subject to change. Percentages are as of May 31, 2013, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Manager- Rated	Total
AAA	2.9%	0.1%	3.0%
AA	41.3	0.0	41.3
A	40.5	6.3	46.8
BBB	6.4	0.9	7.3
BB or lower	0.9	0.7	1.6
Total	92.0%	8.0%	100.0%

The percentages above are based on the market value of the securities as of May 31, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, OppenheimerFunds, Inc. uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that OppenheimerFunds, Inc.’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

10	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 5/31/13
	Without Sales Chg.	With Sales Chg.
Class A	1.76%	1.71%
Class C	0.81	N/A
Class Y	2.09	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 5/31/13		As of 5/31/13
Class A	1.53%	Class A	2.70%
Class C	0.77	Class C	1.36
Class Y	1.86	Class Y	3.29

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/13

	Inception Date	1-Year	Since Inception
CLASS A (ORSTX)	12/06/10	2.35%	3.22%
CLASS C (ORSCX)	12/06/10	1.53	2.43
CLASS Y (ORSYX)	12/06/10	2.62	3.45

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/13
	Inception Date	1-Year	Since Inception
CLASS A (ORSTX)	12/06/10	0.05%	2.28%
CLASS C (ORSCX)	12/06/10	0.53	2.43
CLASS Y (ORSYX)	12/06/10	2.62	3.45

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	11

Comparison of Change in Value of $10,000 Hypothetical Investments in:

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%, and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Barclays Municipal Bond 1-2 Year Index is the 1- to 2-year component of the Barclays Municipal Bond Index. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0055 for the 35-day accrual period ended May 28, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on May 28, 2013; for the yield with sales charge, the denominator is the Class A maximum offering

12	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0026 and $0.0066, respectively, for the 35-day accrual period ended May 28, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended May 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short Municipal Debt funds category is based on 97 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	13

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Fund Expenses  Continued

Actual	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During 6 Months Ended May 31, 2013
Class A	$1,000.00	$1,003.90	$4.05
Class C	1,000.00	999.90	8.11
Class Y	1,000.00	1,005.30	2.70

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.89	4.09
Class C	1,000.00	1,016.85	8.18
Class Y	1,000.00	1,022.24	2.73

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended May 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.81%
Class C	1.62
Class Y	0.54

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	15

STATEMENT OF INVESTMENTS    May 31, 2013

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

Municipal Bonds and Notes—98.4%
Alabama—2.6%
$240,000	Bessemer, AL GO Warrants	6.000%	02/01/2015	06/30/2013	A	$240,828
1,720,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2018	01/01/2014	A	1,726,622
1,200,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2019	01/01/2014	A	1,204,620
375,000	Jefferson County, AL Limited Obligation School Warrant	5.500	02/15/2016	02/28/2015	B	374,891
915,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2021	01/01/2014	A	918,523
220,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2022	01/01/2014	A	220,847
170,000	Jefferson County, AL School Warrants	5.500	02/15/2020	09/11/2018	B	169,148
1,180,000	Jefferson County, AL Sewer	5.250	02/01/2014	08/01/2013	A	1,183,115
635,000	Jefferson County, AL Sewer	5.250	02/01/2015	08/01/2013	A	636,759
2,080,000	Jefferson County, AL Sewer	5.250	02/01/2016	08/01/2013	A	2,084,202
55,000	Montgomery, AL BMC Special Care Facilities Financing Authority (Baptist Health)	5.250	11/15/2015	06/24/2013	A	55,176
						8,814,731
Alaska—2.6%
8,200,000	AK Energy Authority	6.600	07/01/2015	07/14/2014	B	8,733,902
Arizona—0.7%
65,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2017	07/01/2013	A	65,259
1,510,000	Mohave County, AZ IDA (Mohave Prison)	7.250	05/01/2015	11/06/2014	B	1,643,076
160,000	Mohave County, AZ IDA (Mohave Prison)	7.500	05/01/2019	12/02/2017	B	194,779
125,000	Pinal County, AZ Community College District	4.000	07/01/2017	06/30/2013	A	125,361
200,000	Yavapai County, AZ Unified School District No. 51 (Chino Valley Elementary)	4.875	07/01/2013	07/01/2013		200,756
						2,229,231
Arkansas—0.0%
25,000	AR Devel. Finance Authority (Arkansas Enterprises for the Developmentally Disabled)	5.250	11/01/2019	07/01/2013		25,094
10,000	AR Devel. Financing Authority Tobacco Settlement (Biosciences Institute College)	5.500	12/01/2016	06/30/2013	A	10,036
						35,130

16	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value
California—24.7%
$30,000	Alameda, CA Community Improvement Commission (Business & Waterfront)	4.400%	02/01/2019	06/30/2013	A	$30,046
30,000	Antelope Valley, CA Healthcare District	5.200	01/01/2017	06/30/2013	A	30,098
25,000	Apple Valley, CA Improvement Bond Act 1915	6.900	09/02/2015	09/02/2013	A	25,994
50,000	Avalon, CA Community Improvement Agency	4.500	09/01/2022	09/01/2013	A	50,112
20,000	Barstow, CA Redevel. Agency	4.700	09/01/2022	09/01/2014	A	20,353
450,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2022	09/01/2022		499,167
475,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2023	09/01/2023		521,721
25,000	Belmont, CA Redevel. Agency (Los Costanos Communities Devel.)	5.300	08/01/2014	06/30/2013	A	25,069
100,000	Benicia, CA Water	4.150	11/01/2015	06/30/2013	A	102,306
50,000	Berkeley, CA Community Facilities District Special Tax (Disaster Fire Protection)	4.500	09/01/2017	09/01/2013	A	50,307
50,000	Bonny Doon, CA Union Elementary School District	4.625	06/01/2016	06/30/2013	A	50,133
50,000	Brea & Olinda, CA Unified School District COP	5.375	08/01/2014	06/30/2013	A	50,209
50,000	Brea, CA Redevel. Agency	4.000	08/01/2015	08/01/2013	A	50,251
100,000	CA Bay Area Government Association	4.500	07/01/2014	07/01/2013	A	101,344
85,000	CA County Tobacco Securitization Agency	4.250	06/01/2021	01/21/2015	B	83,167
130,000	CA County Tobacco Securitization Agency (TASC)	5.750	06/01/2029	06/30/2013	A	133,570
155,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2029	06/12/2015	B	154,992
135,000	CA Dept. of Transportation COP	5.250	03/01/2016	06/30/2013	A	135,554
1,075,000	CA Educational Facilities Authority (California College of Arts & Crafts)	5.000	06/01/2021	06/01/2021		1,177,243
30,000	CA Educational Facilities Authority (Santa Clara University)	4.100	09/01/2018	09/01/2013	A	30,206
50,000	CA Educational Facilities Authority (University of Redlands)	4.125	10/01/2022	10/01/2013	A	50,170
15,000	CA GO	4.100	12/01/2014	06/30/2013	A	15,047
10,000	CA GO	4.500	02/01/2014	06/30/2013	A	10,035
10,000	CA GO	4.750	02/01/2016	06/30/2013	A	10,036
5,000	CA GO	4.750	02/01/2018	06/30/2013	A	5,018

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	17

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value
California Continued
$35,000	CA GO	4.800%	08/01/2014	06/30/2013	A	$35,131
135,000	CA GO	5.125	11/01/2024	11/01/2013	A	137,765
70,000	CA GO	5.250	06/01/2013	06/01/2013		70,000
10,000	CA GO	5.250	06/01/2015	12/01/2013	A	10,245
5,000	CA GO	5.250	10/01/2016	10/01/2013	A	5,084
20,000	CA GO	5.250	10/01/2016	10/01/2013	A	20,327
5,000	CA GO	5.500	05/01/2014	06/30/2013	A	5,022
25,000	CA GO	5.500	06/01/2015	06/30/2013	A	25,108
20,000	CA GO	5.750	11/01/2017	11/01/2013	A	20,449
25,000	CA GO	5.800	06/01/2013	06/01/2013		25,000
10,000	CA GO	6.000	08/01/2013	08/01/2013		10,098
2,200,000	CA Health Facilities Financing Authority (Marshall Medical Center)	5.000	11/01/2024	11/01/2014	A	2,312,640
150,000	CA HFA (Home Mtg.)	3.850	08/01/2015	08/01/2015		153,462
150,000	CA HFA (Home Mtg.)	4.200	08/01/2016	08/01/2016		155,195
200,000	CA Industry Public Facilities Authority	4.000	05/01/2016	06/30/2013	A	201,074
1,900,000	CA Infrastructure and Economic Devel. (Workers VComp Relief)	5.250	10/01/2015	10/01/2013	A	1,931,236
10,000	CA M-S-R Public Power Agency (San Juan)	6.125	07/01/2013	07/01/2013		10,043
25,000	CA Public Works	4.600	10/01/2013	06/30/2013	A	25,091
50,000	CA Public Works	4.750	10/01/2014	06/30/2013	A	50,184
15,000	CA Public Works	5.500	06/01/2014	12/05/2013	B	15,325
16,225,000	CA Public Works	6.500	09/01/2017	10/19/2015	B	17,943,552
160,000	CA Public Works (California Community Colleges)	4.625	12/01/2013	06/30/2013	A	160,584
25,000	CA Public Works (California Community Colleges)	4.750	10/01/2014	06/30/2013	A	25,092
15,000	CA Public Works (California Community Colleges)	4.750	12/01/2015	06/30/2013	A	15,054
25,000	CA Public Works (California Community Colleges)	4.750	12/01/2015	06/30/2013	A	25,089
50,000	CA Public Works (California Community Colleges)	4.875	12/01/2017	06/30/2013	A	50,156
20,000	CA Public Works (California Community Colleges)	4.875	12/01/2018	06/30/2013	A	20,061
75,000	CA Public Works (California Community Colleges)	5.250	12/01/2016	06/30/2013	A	75,291
100,000	CA Public Works (California Community Colleges)	5.250	09/01/2019	06/30/2013	A	100,362

18	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value
California Continued
$250,000	CA Public Works (California State University)	5.000%	09/01/2015	06/30/2013	A	$250,935
150,000	CA Public Works (California State University)	5.250	10/01/2015	06/30/2013	A	150,593
50,000	CA Public Works (California State University)	5.500	09/01/2015	06/30/2013	A	50,209
15,000	CA Public Works (Dept. of Corrections)	5.500	06/01/2015	06/14/2014	B	15,564
25,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2019	06/30/2013	A	25,096
5,000	CA Public Works (Dept. of Food & Agriculture)	5.400	06/01/2013	06/01/2013		5,000
25,000	CA Public Works (Dept. of Forestry)	4.875	10/01/2018	06/30/2013	A	25,086
10,000	CA Public Works (Dept. of General Services Mission Valley)	4.500	03/01/2016	06/30/2013	A	10,033
50,000	CA Public Works (Dept. of General Services)	4.000	12/01/2014	06/30/2013	A	50,152
60,000	CA Public Works (Dept. of General Services)	4.600	03/01/2017	06/30/2013	A	60,198
10,000	CA Public Works (Dept. of General Services)	4.900	03/01/2022	06/30/2013	A	10,029
35,000	CA Public Works (Dept. of Justice Building)	4.700	05/01/2014	06/30/2013	A	35,129
15,000	CA Public Works (Dept. of Veterans Affairs)	5.250	11/01/2013	06/30/2013	A	15,063
35,000	CA Public Works (Dept. of Youth Authority)	4.700	12/01/2016	06/30/2013	A	35,471
100,000	CA Public Works (Dept. of Youth Authority)	5.500	10/01/2017	06/30/2013	A	100,400
100,000	CA Public Works (Mission Valley)	4.400	03/01/2015	06/30/2013	A	100,308
75,000	CA Public Works (State Universities)	5.500	12/01/2018	06/30/2013	A	75,294
50,000	CA Public Works (Various Community Colleges)	4.875	12/01/2018	06/30/2013	A	50,152
10,000	CA Public Works (Various Community Colleges)	5.600	04/01/2014	06/30/2013	A	10,044
30,000	CA Public Works (Various Community Colleges)	5.625	03/01/2016	06/30/2013	A	30,126
550,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	06/30/2013	A	552,167
50,000	CA Public Works (Various State Universities)	5.250	12/01/2013	06/30/2013	A	50,212
30,000	CA Public Works (Various State Universities)	5.375	12/01/2019	06/30/2013	A	30,112
200,000	CA Statewide CDA	5.000	06/15/2013	06/15/2013		200,372

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	19

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value
California Continued
$ 50,000	CA Statewide CDA Water & Wastewater	4.500%	10/01/2023	06/30/2013	A	$50,073
35,000	CA Statewide CDA Water & Wastewater	4.600	10/01/2015	06/30/2013	A	35,105
15,000	CA Statewide CDA Water & Wastewater	4.900	10/01/2018	06/30/2013	A	15,048
300,000	CA Water Resource Devel. GO, Series F	3.500	07/01/2015	06/30/2013	A	300,744
25,000	CA Water Resource Devel. GO, Series J	4.100	08/01/2014	06/30/2013	A	25,079
25,000	CA Water Resource Devel. GO, Series K	4.750	11/01/2013	06/30/2013	A	25,095
20,000	CA Water Resource Devel. GO, Series L	4.500	08/01/2016	06/30/2013	A	20,068
5,000	CA Water Resource Devel. GO, Series L	4.500	08/01/2018	06/30/2013	A	5,013
50,000	CA Water Resource Devel. GO, Series L	4.800	08/01/2013	06/30/2013	A	50,193
35,000	CA Water Resource Devel. GO, Series L	4.800	08/01/2015	06/30/2013	A	35,129
25,000	CA Water Resource Devel. GO, Series M	4.000	10/01/2018	06/30/2013	A	25,071
25,000	CA Water Resource Devel. GO, Series M	4.900	10/01/2013	06/30/2013	A	25,098
30,000	CA Water Resource Devel. GO, Series N	5.500	06/01/2016	06/30/2013	A	30,129
35,000	CA Water Resource Devel. GO, Series P	5.800	06/01/2015	06/30/2013	A	35,160
40,000	CA Water Resource Devel. GO, Series Q	4.750	03/01/2018	06/30/2013	A	40,144
35,000	CA Water Resource Devel. GO, Series Q	4.750	03/01/2021	06/30/2013	A	35,124
35,000	CA Y/S School Facilities Financing Authority (Chula Vista Elementary School)	4.750	09/01/2015	06/30/2013	A	35,373
15,000	CA Y/S School Facilities Financing Authority (Chula Vista Elementary School)	4.900	09/01/2018	06/30/2013	A	15,271
40,000	Central, CA Unified School District	4.600	08/01/2013	06/30/2013	A	40,127
405,000	Cerritos, CA Public Financing Authority	5.000	11/01/2018	11/01/2017	A	447,080
175,000	Chico, CA Public Financing Authority	4.700	04/01/2015	06/30/2013	A	175,550
55,000	Chico, CA Public Financing Authority	4.875	04/01/2017	06/30/2013	A	55,110
100,000	Clovis, CA Unified School District COP (School Site Acquisition)	5.250	11/01/2013	06/30/2013	A	100,418

20	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
California Continued
$150,000	Compton, CA Unified School District	3.001%[1]		06/01/2013	06/01/2013		$150,000
250,000	Compton, CA Unified School District	3.000	[1]	06/01/2016	06/01/2016		234,053
25,000	Concord, CA Joint Powers Financing Authority (Concord Avenue Parking Structure)	4.750		03/01/2014	06/30/2013	A	25,091
10,000	Concord, CA Joint Powers Financing Authority (Concord Police Facilities)	5.250		08/01/2013	08/01/2013		10,072
50,000	Culver City, CA Redevel. Agency Tax Allocation	4.750		11/01/2014	06/30/2013	A	50,112
15,000	Del Mar, CA COP Sewer System	5.000		09/01/2015	09/01/2013	A	15,139
130,000	Dry Creek, CA Joint School District Community Facilities District No. 1	5.200		09/01/2014	09/01/2013	A	131,537
200,000	Duarte, CA Redevel. Agency Tax Allocation	4.000		10/01/2016	10/01/2013	A	206,274
50,000	El Paso De Robles, CA Redevel. Agency (Paso Robles Redevel.)	4.900		07/01/2015	06/30/2013	A	50,044
30,000	Encina, CA Joint Powers Financing Authority Wastewater	5.125		08/01/2014	08/01/2013	A	30,239
5,690,000	Eureka, CA Union School District	3.358	[1]	08/01/2018	03/26/2016	B	4,800,255
25,000	Folsom Cordova, CA Unified School District School Facilities Improvement District No. 1	4.100		10/01/2013	06/30/2013	A	25,073
25,000	Fontana, CA Redevel. Agency (Downtown Redevel.)	4.600		09/01/2013	06/30/2013	A	25,057
125,000	Fontana, CA Redevel. Agency (Jurupa Hills)	5.500		10/01/2017	10/01/2013	A	126,188
240,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)	4.750		09/01/2026	06/30/2013	A	240,103
300,000	Fresno, CA GO	4.600		08/15/2016	06/30/2013	A	300,486
30,000	Fresno, CA Joint Powers Financing Authority	4.300		08/01/2013	06/30/2013	A	30,061
90,000	Fresno, CA Joint Powers Financing Authority	4.750		04/01/2023	04/01/2018	A	92,568
20,000	Fresno, CA Joint Powers Financing Authority (Exhibit Hall Expansion)	5.000		09/01/2013	06/30/2013	A	20,078
150,000	Fresno, CA Joint Powers Financing Authority (Street Light Acquisition)	4.250		10/01/2013	06/30/2013	A	150,459
365,000	Fresno, CA Joint Powers Financing Authority (Street Light Acquisition)	4.500		10/01/2015	06/30/2013	A	366,062
180,000	Glendora, CA Public Finance Authority (Glendora Community Redevel. Agency)	4.100		09/01/2015	09/01/2013	A	180,947
580,000	Imperial, CA PFA (Wastewater Facility)	5.000		10/15/2019	10/15/2019		660,162
610,000	Imperial, CA PFA (Wastewater Facility)	5.000		10/15/2020	10/15/2020		698,572

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	21

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value
California Continued
$845,000	Imperial, CA PFA (Water Facility)	5.000%	10/15/2019	10/15/2019		$961,787
885,000	Imperial, CA PFA (Water Facility)	5.000	10/15/2020	10/15/2020		1,013,502
75,000	Industry, CA GO	4.250	01/01/2020	06/30/2013	A	75,791
50,000	Industry, CA Urban Devel. Agency	4.750	05/01/2024	06/30/2013	A	50,714
125,000	Inland Valley, CA Devel. Agency Tax Allocation	5.500	04/01/2014	04/01/2014		130,395
100,000	La Habra, CA COP	4.600	09/01/2013	06/30/2013	A	100,337
50,000	Lake Arrowhead, CA Community Services District	4.400	06/01/2014	06/30/2013	A	50,164
180,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)	5.250	12/01/2016	12/01/2014	A	189,823
1,000,000	Lee Lake, CA Water District Community Facilities District No. 3 Special Tax	5.750	09/01/2023	09/01/2013	A	1,025,460
105,000	Lincoln, CA Public Financing Authority	4.250	08/01/2017	06/30/2013	A	105,176
1,500,000	Long Beach, CA Bond Finance Authority Natural Gas	5.000	11/15/2015	11/15/2015		1,630,380
10,000	Los Angeles, CA Community Redevel. Agency (Police Emergency Command Control Communication System)	4.900	09/01/2013	06/30/2013	A	10,037
50,000	Los Angeles, CA Municipal Improvement Corp.	4.600	09/01/2013	06/30/2013	A	50,180
20,000	Los Angeles, CA Parking System	4.750	05/01/2015	11/01/2013	A	20,363
50,000	Los Angeles, CA Parking System	5.125	05/01/2016	11/01/2013	A	50,857
800,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.125	12/01/2024	12/01/2013	A	814,032
45,000	Los Angeles, CA Schools Regionalized Busines Service Corp.	5.150	07/01/2013	07/01/2013		45,175
25,000	Los Angeles, CA State Building Authority	5.500	10/01/2016	06/30/2013	A	25,085
75,000	Los Angeles, CA Wastewater System	5.000	06/01/2027	06/24/2013	A	75,229
60,000	Madera County, CA COP (Valley Children’s Hospital)	4.750	03/15/2018	06/30/2013	A	61,040
25,000	Merced, CA Redevel. Agency Tax Allocation	4.750	12/01/2015	06/30/2013	A	25,052
25,000	Modesto, CA Irrigation District Financing Authority	5.000	09/01/2016	06/30/2013	A	25,097
70,000	Montebello, CA COP	5.300	11/01/2018	06/30/2013	A	70,216
330,000	Moorpark, CA Redevel. Agency Tax Allocation	4.875	10/01/2018	06/30/2013	A	330,446

22	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
California Continued
$25,000	Mountain View, CA COP (City Hall Community Theatre)	4.750%		08/01/2015	06/30/2013	A	$25,092
50,000	Oakland, CA Unified School District	4.250		08/01/2014	06/30/2013	A	50,141
25,000	Oakland, CA Unified School District	5.250		08/01/2019	06/30/2013	A	25,095
275,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500		09/02/2020	09/02/2013	A	279,796
100,000	Ontario, CA Redevel. Financing Authority (Project No. 1 Center City & Cimarron)	5.250		08/01/2014	06/30/2013	A	100,261
12,755,000	Orange County, CA COP (Civic Center Facilities)	3.338	[1]	12/01/2018	11/30/2016	B	10,561,905
50,000	Orinda, CA Union School District	4.700		10/15/2019	06/30/2013	A	50,161
50,000	Palmdale, CA Water District COP	4.125		10/01/2018	10/01/2014	A	51,114
1,750,000	Pasadena, CA COP (Old Pasadena Parking Facility)	6.250		01/01/2018	02/15/2016	B	1,964,865
15,000	Pasadena, CA Electric	4.750		06/01/2022	06/30/2013	A	15,035
50,000	Pinole, CA Redevel. Agency Tax Allocation (Vista Redevel.)	4.500		08/01/2022	06/30/2013	A	50,037
40,000	Rancho Cucamonga, CA Redevel. Agency (Rancho Redevel.)	5.000		09/01/2013	09/01/2013		40,453
300,000	Rancho Mirage, CA Redevel. Agency Tax Allocation	4.125		04/01/2017	06/30/2013	A	300,417
50,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)	4.625		09/01/2017	06/30/2013	A	50,087
45,000	Redlands, CA Redevel. Agency	4.600		08/01/2013	06/30/2013	A	45,112
155,000	Rialto, CA Unified School District	3.875		09/01/2015	06/30/2013	A	155,254
50,000	Richmond, CA Joint Powers Financing Authority Tax Allocation	5.500		09/01/2016	06/30/2013	A	50,142
95,000	Richmond, CA Joint Powers Financing Authority Tax Allocations	4.800		09/01/2013	06/30/2013	A	95,314
35,000	Richmond, CA Redevel. Agency (Harbour Redevel.)	4.750		07/01/2023	06/30/2013	A	35,125
630,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000		09/01/2018	09/01/2018		692,364
665,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000		09/01/2019	09/01/2019		730,709
695,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000		09/01/2020	09/01/2020		761,206
115,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000		09/02/2018	09/02/2018		125,803

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	23

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value
California Continued
$120,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000%	09/02/2019	09/02/2019		$131,152
125,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2020	09/02/2020		136,913
1,000,000	Riverside County, CA Palm Desert Financing Authority	6.000	05/01/2022	05/01/2018	A	1,140,190
460,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)	6.500	12/01/2021	05/06/2018	B	526,281
100,000	Riverside County, CA Redevel. Agency (Casa Blanca Redevel.)	4.600	08/01/2013	06/30/2013	A	100,367
75,000	Riverside County, CA Redevel. Agency (Casa Blanca Redevel.)	4.700	08/01/2014	06/30/2013	A	75,275
475,000	Riverside, CA COP	5.000	09/01/2018	09/01/2013	A	480,686
150,000	Riverside, CA Redevel. Agency (University Corridor)	4.600	08/01/2013	06/30/2013	A	150,551
20,000	Rocklin, CA COP (Police Facilities)	4.100	09/01/2017	06/30/2013	A	20,040
100,000	Rocklin, CA Stanford Ranch Community Facilities District	4.600	11/01/2018	11/01/2013	A	101,258
20,000	Rohnert Park, CA COP	4.600	07/01/2014	06/30/2013	A	20,062
265,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2016	02/15/2016		290,641
5,360,000	Sacramento, CA City Financing Authority	5.375	11/01/2014	05/07/2014	B	5,547,600
30,000	Sacramento, CA City Financing Authority (California EPA Building)	4.750	05/01/2017	06/30/2013	A	30,053
160,000	Sacramento, CA City Financing Authority (California EPA Building)	4.750	05/01/2023	06/30/2013	A	160,115
135,000	Sacramento, CA City Financing Authority (California EPA Building)	5.000	05/01/2014	06/30/2013	A	135,031
50,000	Sacramento, CA Unified School District COP	4.600	03/01/2015	06/30/2013	A	50,152
5,000	Sacramento, CA Unified School District COP	4.750	03/01/2017	06/30/2013	A	5,014
50,000	Sacramento, CA Unified School District COP	4.750	03/01/2018	06/30/2013	A	50,125
205,000	Saddleback Valley, CA Unified School District	5.650	09/01/2017	06/30/2013	A	205,879
150,000	San Bernardino County, CA COP (Justice Center/Airport Improvements)	4.000	07/01/2013	07/01/2013		150,363
100,000	San Bernardino County, CA Flood Control District	4.000	08/01/2016	06/30/2013	A	100,258

24	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value
California Continued
$50,000	San Bernardino County, CA Flood Control District	4.500%	08/01/2019	06/30/2013	A	$50,118
150,000	San Bernardino County, CA Flood Control District	5.000	08/01/2013	06/30/2013	A	150,576
225,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2015	10/01/2015		244,942
150,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2015	10/01/2015		163,295
5,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2016	10/01/2016		5,582
150,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		170,691
35,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		39,828
25,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2018	10/01/2018		28,656
20,000	San Bernardino, CA Joint Powers Financing Authority (City Hall)	5.600	01/01/2015	07/07/2014	B	19,663
530,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2021	09/01/2021		598,259
35,000	San Francisco, CA City & County COP	4.200	04/01/2017	06/30/2013	A	35,109
65,000	San Francisco, CA City & County Redevel. Financing Authority	4.750	08/01/2018	06/30/2013	A	65,124
305,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	4.500	08/01/2015	08/01/2015		323,068
50,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.250	09/01/2014	06/30/2013	A	50,162
130,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.600	09/01/2018	06/30/2013	A	130,452
50,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.700	09/01/2019	06/30/2013	A	50,178
20,000	San Francisco, CA City & County, COP (Juvenile Hall Replacement)	4.000	03/01/2017	06/30/2013	A	20,058
50,000	San Francisco, CA Community College District	5.000	06/15/2014	06/30/2013	A	50,701
100,000	San Mateo County, CA Joint Powers Financing Authority	4.375	07/15/2015	06/30/2013	A	100,299
50,000	San Mateo County, CA Joint Powers Financing Authority	4.600	07/15/2018	06/30/2013	A	50,130
15,000	San Mateo County, CA Joint Powers Financing Authority	4.625	07/15/2019	06/30/2013	A	15,035
45,000	San Rafael, CA Redevel. Agency Tax Allocation (Central San Rafael Redevel.)	4.500	12/01/2018	06/30/2013	A	45,152

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	25

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value
California Continued
$50,000	Santa Ana, CA Community Redevel. Agency (South Main Street)	5.000%	09/01/2015	09/01/2013	A	$50,394
25,000	Santa Ana, CA COP (City Hall Expansion)	4.700	01/01/2017	06/30/2013	A	25,073
50,000	Santa Barbara, CA Redevel. Agency (Central City)	4.600	03/01/2014	06/30/2013	A	50,162
30,000	Santa Barbara, CA Redevel. Agency (Central City)	4.700	03/01/2015	06/30/2013	A	30,092
25,000	Santa Barbara, CA Redevel. Agency (Central City)	4.900	03/01/2017	06/30/2013	A	25,058
175,000	Santa Clara, CA Electric	5.000	07/01/2022	07/01/2013	A	175,697
325,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.250	06/01/2019	12/01/2013	A	332,212
300,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2019	11/15/2019		342,150
605,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2020	11/15/2020		690,771
365,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2021	11/15/2021		415,253
50,000	Santa Fe Springs, CA Community Devel. Commission	4.200	09/01/2013	06/30/2013	A	50,145
70,000	Santa Fe Springs, CA Community Devel. Commission	4.300	09/01/2015	06/30/2013	A	70,146
50,000	Santa Fe Springs, CA Community Devel. Commission	4.375	09/01/2016	06/30/2013	A	50,095
75,000	Santa Fe Springs, CA Community Devel. Commission	4.500	09/01/2017	06/30/2013	A	75,126
100,000	Santa Fe Springs, CA Community Devel. Commission	4.750	09/01/2022	06/30/2013	A	100,093
130,000	Sante Fe Springs, CA Community Devel. Commission	4.600	09/01/2018	06/30/2013	A	130,191
50,000	Sante Fe Springs, CA Community Devel. Commission	4.600	09/01/2019	06/30/2013	A	50,064
105,000	Saugus, CA Union School District	4.000	09/01/2016	09/01/2013	A	108,507
255,000	Saugus, CA Union School District Community Facilities District No. 2002-1[2]	5.000	09/01/2021	09/01/2021		285,878
15,000	Selma, CA Unified School District	4.700	06/01/2015	06/30/2013	A	15,054
30,000	Signal Hill, CA Redevel. Agency	4.000	10/01/2014	06/30/2013	A	30,078
60,000	Signal Hill, CA Redevel. Agency	4.300	10/01/2017	06/30/2013	A	60,088
50,000	Signal Hill, CA Redevel. Agency	4.600	10/01/2022	06/30/2013	A	50,040
200,000	Sonoma County, CA COP	3.900	11/15/2015	06/30/2013	A	200,448
310,000	Stockton, CA COP (Wastewater System)	4.000	09/01/2019	09/01/2013	A	311,649

26	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value
California Continued
$530,000	Stockton, CA COP (Wastewater System)	5.125%	09/01/2016	06/30/2013	A	$531,018
25,000	Stockton, CA Public Financing Authority (Parking)	4.500	09/01/2016	09/01/2016		24,976
65,000	Temecula, CA Redevel. Agency	4.900	08/01/2016	06/30/2013	A	65,144
100,000	Vacaville, CA Public Financing Authority (Vacaville Redevel.)	4.875	09/01/2017	06/30/2013	A	100,227
675,000	Val Verde, CA Unified School District	5.000	01/01/2018	01/01/2015	A	702,203
500,000	Vallejo City, CA Unified School District Special Tax Community Facilities District No. 2	4.750	09/01/2015	06/30/2013	A	501,580
750,000	Vernon, CA Electric System	5.125	08/01/2021	09/04/2018	A	846,330
75,000	Walnut Creek, CA Public Facilities Financing Authority (Boundary Oak Municipal Golf Course)	5.200	08/15/2013	06/30/2013	A	75,228
25,000	Walnut, CA Improvement Agency	4.750	09/01/2018	06/30/2013	A	25,034
25,000	Walnut, CA Public Financing Authority	5.375	09/01/2013	06/30/2013	A	25,107
415,000	West Sacramento, CA Redevel. Agency	4.750	09/01/2013	09/01/2013		418,117
70,000	West Sacramento, CA Redevel. Agency	4.750	09/01/2019	09/01/2013	A	70,272
250,000	Westlands, CA Water District	5.000	09/01/2021	09/01/2021		300,138
250,000	Westlands, CA Water District	5.000	09/01/2022	09/01/2022		300,440
190,000	Westside, CA Elementary School District	3.850	08/01/2015	06/30/2013	A	190,357
						82,330,992
Colorado—0.8%
125,000	Foothills, CO Park & Recreation District Building Authority COP	5.000	12/01/2017	06/14/2013	A	125,215
1,965,000	Larimer County, CO School District No. R-001 Poudre	7.000	12/15/2016	08/08/2015	B	2,213,985
90,000	Larimer County, CO School District No. R-001 Poudre	7.000	12/15/2016	08/08/2015	B	101,404
200,000	Montrose County, CO Memorial Hospital	5.250	12/01/2017	06/30/2013	A	200,486
5,000	Weld County, CO School District RE002	5.000	12/01/2021	06/30/2013	A	5,019
						2,646,109
Connecticut—0.9%
25,000	CT GO	5.250	06/15/2014	06/30/2013	A	25,104
60,000	CT H&EFA (DKH)	5.375	07/01/2016	06/30/2013	A	60,222

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	27

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
Connecticut Continued
$50,000	CT H&EFA (St. Joseph Living)	4.750%		11/01/2014	06/30/2013	A	$50,184
200,000	Prospect, CT GO	4.625		07/15/2015	06/30/2013	A	200,614
2,500,000	Stamford, CT GO	5.250		07/15/2015	07/15/2013	A	2,515,375
25,000	Winchester, CT GO	4.500		06/01/2019	06/30/2013	A	25,058
							2,876,557
District of Columbia—0.1%
355,000	District of Columbia Tobacco Settlement Financing Corp.	6.250		05/15/2024	06/30/2013	A	358,543
120,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	2.600	[1]	10/01/2015	10/01/2015		115,962
							474,505
Florida—4.5%
270,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	5.500		10/01/2022	02/12/2019	B	268,229
100,000	Brevard County, FL Industrial Devel. Revenue (Tuff Florida Tech)	6.000		11/01/2019	09/15/2017	B	110,088
250,000	Brevard County, FL Local Optional Fuel Tax	5.000		08/01/2017	08/01/2015	A	269,960
285,000	Dade County, FL GO (Seaport)	5.750		10/01/2015	06/30/2013	A	286,283
10,000	Dade County, FL Res Rec	5.500		10/01/2013	06/30/2013	A	10,042
50,000	Englewood, FL Water District	4.750		10/01/2013	06/30/2013	A	50,184
100,000	Escambia County, FL Utilities Authority	6.250		01/01/2015	08/27/2014	B	104,064
5,000,000	FL Citizens Property Insurance Corp.	1.370	[3]	06/01/2015	06/01/2014	A	5,080,700
1,000,000	FL Citizens Property Insurance Corp.	5.000		06/01/2020	06/01/2020		1,176,250
10,000	FL Dept. of General Services	4.500		09/01/2019	06/30/2013	A	10,034
75,000	FL Dept. of General Services	4.600		09/01/2014	06/30/2013	A	75,265
300,000	FL HEFFA (University of Tampa)	4.000		04/01/2014	04/01/2014		307,689
100,000	FL Mid-Bay Bridge Authority	5.950		10/01/2022	10/01/2013	A	100,160
30,000	FL Municipal Loan Council	5.250		11/01/2013	06/30/2013	A	30,116
20,000	FL Municipal Loan Council	5.250		11/01/2014	06/30/2013	A	20,075
40,000	FL Municipal Loan Council	5.250		12/01/2015	12/01/2013	A	41,000
95,000	FL Municipal Loan Council	5.250		12/01/2015	12/01/2013	A	97,241
15,000	FL Municipal Loan Council	5.250		12/01/2015	12/01/2013	A	15,375
15,000	FL Municipal Loan Council	5.250		12/01/2016	12/01/2013	A	15,375
30,000	FL Municipal Loan Council	5.250		12/01/2016	12/01/2013	A	30,657
5,000	FL Municipal Loan Council	5.250		12/01/2016	12/01/2013	A	5,125

28	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
Florida Continued
$225,000	FL Municipal Power Agency	2.608%[3]		10/01/2013	10/01/2013		$225,149
25,000	FL Water Pollution Control	4.875		01/15/2017	06/30/2013	A	25,095
50,000	FL Water Pollution Control	5.500		01/15/2015	06/30/2013	A	50,216
100,000	Flagler County, FL School District	5.000		08/01/2018	06/30/2013	A	100,339
5,000	Fort Pierce, FL Utilities Authority	5.375		10/01/2015	06/30/2013	A	5,021
50,000	Hernando County, FL School Board	4.875		12/01/2018	06/30/2013	A	50,087
150,000	Indian River County, FL Revenue (Spring Training Facility)	5.250		04/01/2015	06/30/2013	A	150,608
200,000	Indian River County, FL Revenue (Spring Training Facility)	5.250		04/01/2017	06/30/2013	A	200,810
50,000	Jea, FL St. John’s River Power Park System	4.250		10/01/2013	06/30/2013	A	50,170
10,000	Jupiter, FL Sales Tax	4.750		09/01/2016	06/30/2013	A	10,036
50,000	Marion County, FL GO	4.500		08/01/2015	06/30/2013	A	50,170
50,000	Marion County, FL GO	4.625		08/01/2017	06/30/2013	A	50,175
350,000	Miami, FL (Homeland Defense/Neighborhood)	4.800		01/01/2020	06/30/2013	A	350,963
50,000	Miami, FL GO	4.375		09/01/2016	06/30/2013	A	50,153
195,000	Miami, FL GO	5.375		09/01/2013	06/30/2013	A	195,790
100,000	Miami, FL GO	5.375		09/01/2014	06/30/2013	A	100,358
145,000	Miami, FL GO	5.375		09/01/2015	06/30/2013	A	145,442
265,000	Miami-Dade County, FL Solid Waste	4.750		10/01/2018	06/30/2013	A	265,954
50,000	Miami-Dade County, FL Solid Waste	5.000		10/01/2014	06/30/2013	A	50,193
55,000	Miami-Dade County, FL Solid Waste	5.000		10/01/2018	06/30/2013	A	55,210
100,000	Miami-Dade County, FL Solid Waste	5.500		10/01/2015	06/30/2013	A	100,427
105,000	Miami-Dade County, FL Special Obligation (Courthouse Center)	4.750		04/01/2018	06/30/2013	A	105,377
50,000	Miami-Dade County, FL Special Obligation (Courthouse Center)	4.750		04/01/2020	06/30/2013	A	50,179
2,350,000	Miami-Dade County, FL Special Obligation, Series A	1.729	[3]	04/01/2014	04/01/2014		2,353,455
90,000	Miami-Dade County, FL Stormwater Utility	5.000		04/01/2019	06/30/2013	A	90,320
25,000	Palm Beach County, FL Health Facilities Authority (Abbey Delray)	6.250		11/15/2015	06/30/2013	A	25,075
365,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)	6.125		09/15/2021	06/29/2019	B	395,386
100,000	St. Petersburg, FL Health Facilities Authority (All Children’s Hospital)	5.500		11/15/2017	06/30/2013	A	100,426
250,000	Sunrise, FL Special Tax District No. 1	4.800		10/01/2017	06/30/2013	A	250,900

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	29

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
Florida Continued
$25,000	Sunrise, FL Special Tax District No. 1	4.875%		10/01/2018	06/30/2013	A	$25,092
65,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)	6.000		12/01/2015	06/30/2013	A	65,306
1,000,000	Village Center, FL Community Devel. District	5.250		10/01/2023	10/01/2013	A	1,016,090
							14,863,884
Georgia—2.0%
35,000	Atlanta, GA GO	5.000		12/01/2021	06/30/2013	A	35,132
5,000	Atlanta, GA HDC (Bedford Pines)	7.000		11/15/2021	06/30/2013	A	5,016
835,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)	4.000		11/01/2025	07/29/2020	B	804,055
19,000	Crisp County, GA Hospital Authority (Crisp Regional Hospital)	5.450		07/01/2015	05/25/2014	B	19,764
1,775,000	GA Main Street Natural Gas	5.000		03/15/2016	03/15/2016		1,953,672
50,000	GA Main Street Natural Gas	5.125		09/15/2015	09/15/2015		54,272
60,000	GA Private Colleges & University Authority (Emory University)	5.000		09/01/2014	06/30/2013	A	60,238
575,000	GA Private Colleges & University Authority (Mercer University)	5.000		10/01/2020	10/01/2020		653,821
280,000	GA Private Colleges & University Authority (Spelman College)	5.250		06/01/2021	06/30/2013	A	281,056
2,806,667	Henry County, GA COP	4.091		04/24/2016	04/24/2016		2,916,941
							6,783,967
Hawaii—0.0%
15,000	HI Dept. of Budget & Finance Special Purpose (Wilcox Memorial Hospital)	5.350		07/01/2018	06/30/2013	A	15,038
Idaho—0.0%
25,000	Mountain Home, ID Golf Course	5.000		01/01/2015	06/30/2013	A	25,072
Illinois—8.0%
105,000	Blue Island, IL GO	4.900		12/15/2014	06/30/2013	A	105,401
500,000	Chicago, IL Board of Education	5.000		12/01/2015	06/30/2013	A	501,930
100,000	Chicago, IL Board of Education	5.250		12/01/2018	06/30/2013	A	100,407
140,000	Chicago, IL Board of Education	5.250		12/01/2020	06/30/2013	A	140,504
2,000,000	Chicago, IL Board of Education (School Reform)	3.720	[1]	12/01/2021	12/01/2021		1,535,300
50,000	Chicago, IL Board of Education (School Reform)	4.750		12/01/2016	06/30/2013	A	50,166
80,000	Chicago, IL Building Acquisition COP	5.400		01/01/2019	06/30/2013	A	80,336
100,000	Chicago, IL GO	5.125		01/01/2015	01/01/2014	A	102,843

30	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
Illinois Continued
$300,000	Chicago, IL GO	5.125%		01/01/2015	09/09/2014	B	$314,001
100,000	Chicago, IL GO	5.250		01/01/2022	01/01/2014	A	102,599
350,000	Chicago, IL Midway Airport, Series B	5.000		01/01/2022	06/30/2013	A	351,246
75,000	Chicago, IL Midway Airport, Series B	5.375		01/01/2014	06/30/2013	A	75,316
140,000	Chicago, IL Midway Airport, Series B	5.375		01/01/2016	06/30/2013	A	140,581
175,000	Chicago, IL State University (Auxiliary Facilities System)	5.000		12/01/2018	06/30/2013	A	176,335
50,000	Cook County, IL GO	5.250		11/15/2016	11/15/2013	A	51,104
200,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)	5.250		12/01/2022	12/01/2022		196,542
5,000	Geneva, IL Electric	4.800		05/01/2019	06/30/2013	A	5,018
20,000	IL Civic Center	5.000		12/15/2013	06/30/2013	A	20,078
325,000	IL Civic Center	5.000		12/15/2015	06/30/2013	A	326,251
50,000	IL Civic Center	5.500		12/15/2015	06/30/2013	A	50,214
465,000	IL Civic Center	6.250		12/15/2020	10/13/2017	B	527,138
25,000	IL COP	6.375		07/01/2017	06/30/2013	A	25,053
300,000	IL Devel. Finance Authority (Northern Illinois University)	4.875		09/01/2016	06/30/2013	A	301,005
90,000	IL Devel. Finance Authority (Provena Health)	5.750		05/15/2016	06/30/2013	A	90,407
70,000	IL Educational Facilities Authority (Lake Forest College)	5.000		10/01/2018	06/30/2013	A	70,160
50,000	IL Finance Authority (East Richland)	5.050		11/01/2022	11/01/2013	A	50,958
350,000	IL Finance Authority (LH&S/LH&SFTA/LHFTA Obligated Group)	3.000		05/15/2014	05/15/2014		351,509
1,550,000	IL GO	2.000	[3]	10/01/2033	06/07/2013	A	1,550,000
65,000	IL GO	5.000		10/01/2016	10/01/2013	A	65,968
60,000	IL GO	5.250		10/01/2015	10/01/2013	A	60,952
25,000	IL GO COP	5.750		07/01/2013	07/01/2013		25,064
235,000	IL Health Facilities Authority (EMH/EMHH/EMHC Obligated Group)	6.250		01/01/2017	06/30/2013	A	235,982
290,000	IL Health Facilities Authority (Sherman Health System)	5.250		08/01/2017	06/30/2013	A	290,777
40,000	IL Hsg. Devel. Authority (Homeowner Mtg.)	3.625		08/01/2016	08/01/2016		41,673
125,000	IL Medical District COP	5.000		06/01/2022	06/30/2013	A	125,089
15,000	IL Sales Tax	4.500		06/15/2014	06/30/2013	A	15,053
50,000	IL Sales Tax	5.250		06/15/2024	06/30/2013	A	50,194
15,000	IL Sales Tax	5.375		06/15/2015	06/30/2013	A	15,063
15,000	IL Sales Tax	5.500		06/15/2013	06/15/2013		15,031
140,000	IL Sales Tax	5.500		06/15/2014	06/30/2013	A	140,617

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	31

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
Illinois Continued
$14,100,000	IL Toll Highway Authority	0.470%[3]		01/01/2016	06/07/2013	A	$14,100,000
1,000,000	IL Unemployment Insurance Fund	1.500		06/15/2021	10/17/2013	B	1,003,400
1,000,000	Lemont, IL GO	4.850		12/01/2016	06/30/2013	A	1,003,750
40,000	McHenry County, IL Conservation District	5.000		02/01/2014	06/30/2013	A	40,157
100,000	Melrose Park, IL GO	4.600		12/15/2018	06/30/2013	A	100,158
100,000	Melrose Park, IL GO	4.700		12/15/2019	06/30/2013	A	100,144
100,000	Melrose Park, IL GO	4.950		06/15/2022	06/30/2013	A	100,130
100,000	River Trails Park, IL GO	4.732	[1]	03/01/2016	09/01/2013	A	88,676
225,000	Riverdale, IL GO	4.500		01/01/2017	06/30/2013	A	225,475
605,000	Saint Clair County, IL School District No. 189 East Saint Louis	3.000		01/01/2016	01/01/2016		604,020
300,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.100		01/01/2020	01/01/2020		317,766
340,000	Southwestern, IL Devel. Authority (Granite City)	5.250		03/01/2023	11/12/2016	A	347,069
							26,504,610
Indiana—0.9%
200,000	Clarksville, IN Redevel. Authority	4.550		08/01/2013	06/30/2013	A	200,702
35,000	Delaware County, IN Redevel. District	6.875		02/01/2018	06/30/2013	A	35,094
60,000	Elkhart County, IN Hospital Authority (Elkhart General Hospital)	5.250		08/15/2018	06/20/2013	A	60,158
50,000	Elkhart County, IN Hospital Authority (Elkhart General Hospital)	5.250		08/15/2020	06/20/2013	A	50,132
200,000	Evansville, IN Sewage Works	5.000		07/01/2019	07/01/2013	A	200,794
1,000,000	Hammond, IN Local Public Improvement District	5.000		02/01/2024	02/01/2018	A	1,059,920
250,000	Hammond, IN Multi-School Building Corp.	5.000		01/15/2021	07/15/2013	A	251,460
20,000	IN Bond Bank (Conservancy District)	5.125		10/01/2022	06/30/2013	A	20,079
20,000	IN Devel. Finance Authority (RCAI/RCAP/CCF Obligated Group)	5.050		01/01/2019	07/01/2013	A	20,042
1,150,000	IN Municipal Power Agency	5.500		01/01/2016	09/02/2014	B	1,216,309
5,000	Plainfield, IN School Building Corp.	5.350		07/15/2014	06/30/2013	A	5,021
20,000	Rushville, IN Sewer	5.700		01/01/2016	06/30/2013	A	20,090
5,000	St. Joseph County, IN Hospital Authority (Memorial Health System)	4.900		08/15/2014	06/20/2013	A	5,012
							3,144,813
Iowa—0.0%
15,000	IA HFA (Multifamily Hsg.)	6.000		04/01/2021	10/01/2013	A	15,145

32	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value
Kansas—0.5%
$25,000	Dodge, KS Unified School District No. 443	4.100%	03/01/2016	09/01/2013	A	$25,243
475,000	KS Devel. Finance Authority (Juvenile Justice Authority)	5.250	05/01/2018	06/30/2013	A	476,867
500,000	KS Devel. Finance Authority (Juvenile Justice Authority)	5.250	05/01/2020	06/30/2013	A	505,085
500,000	KS Devel. Finance Authority (Juvenile Justice Authority)	5.250	05/01/2021	06/30/2013	A	506,405
150,000	KS Independent College Finance Authority (University of St. Mary)	5.750	09/01/2025	09/01/2013	A	154,881
						1,668,481
Kentucky—0.6%
25,000	Jefferson County, KY GO	4.375	04/01/2016	06/30/2013	A	25,079
25,000	KY EDFA (Norton Healthcare/Norton Hospitals Obligated Group)	5.900	10/01/2016	10/01/2013	A	25,636
245,000	KY Hsg. Corp., Series A	4.450	07/01/2016	07/01/2013	A	245,662
250,000	KY Hsg. Corp., Series F	4.200	01/01/2015	07/01/2013	A	250,700
1,295,000	Lexington-Fayette, KY Urban County Government	5.000	07/01/2014	07/01/2013	A	1,300,025
35,000	Louisville & Jefferson County, KY Regional Airport Authority	4.000	07/01/2014	07/01/2013	A	35,105
10,000	Owensboro, KY Water	4.600	09/15/2013	06/30/2013	A	10,034
20,000	Owensboro, KY Water	4.750	09/15/2015	06/30/2013	A	20,072
						1,912,313
Louisiana—0.7%
5,000	East Baton Rouge, LA Mtg. Finance Authority (Single Family Mtg.)	5.125	10/01/2018	06/30/2013	A	5,012
400,000	Kenner, LA Sales Tax	4.500	06/01/2016	06/30/2013	A	400,852
105,000	LA Tobacco Settlement Financing Corp. (TASC), Series B	5.500	05/15/2030	06/30/2013	A	105,580
400,000	Morgan City, LA Utilities	4.450	12/01/2019	06/03/2013	A	408,092
400,000	Morgan City, LA Utilities	4.550	12/01/2020	06/03/2013	A	408,096
200,000	Morgan City, LA Utilities	4.650	12/01/2021	06/03/2013	A	204,048
10,000	New Orleans, LA (Drain System)	5.000	12/01/2018	06/30/2013	A	10,025
10,000	New Orleans, LA Audubon Park Commission	5.200	12/01/2014	06/30/2013	A	10,038
35,000	New Orleans, LA Sewage Service	5.125	06/01/2019	06/30/2013	A	35,086
200,000	New Orleans, LA Sewage Service	5.375	06/01/2015	06/30/2013	A	200,566
400,000	New Orleans, LA Sewage Service	5.500	06/01/2017	06/30/2013	A	401,196
						2,188,591

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	33

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
Maine—0.0%
$10,000	ME H&HEFA (Blue Hill Memorial Hospital/Bowdoin College Obligated Group	5.000%		07/01/2028	06/30/2013	A	$10,031
5,000	ME H&HEFA (Bridgton Hospital/Franklin Memorial Hospital/GINNE Obligated Group)	4.800		07/01/2014	06/30/2013	A	5,018
20,000	ME H&HEFA (Maine Medical Center/Spurwink School Obligated Group)	5.000		07/01/2018	06/30/2013	A	20,051
15,000	ME H&HEFA (Mid Coast Hospital/Community Partners Obligated Group)	5.600		07/01/2014	06/30/2013	A	15,065
20,000	ME H&HEFA (Waldo County General Hospital/Medical Care Devel. Obligated Group)	5.100		07/01/2018	06/30/2013	A	20,053
10,000	ME H&HEFA (Waldo County General Hospital/Medical Care Development Obligated Group)	5.000		07/01/2029	06/30/2013	A	10,032
25,000	University of Maine System	4.300		03/01/2018	06/22/2013	A	25,059
							105,309
Maryland—0.4%
105,000	Anne Arundel County, MD GO	5.000		03/01/2016	06/30/2013	A	105,407
1,285,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	4.400		07/01/2021	07/01/2013	A	1,287,146
50,000	Prince Georges County, MD IDA (Upper Marlboro Justice)	4.250		06/30/2019	06/30/2013	A	50,156
							1,442,709
Massachusetts—2.0%
10,000	Clinton, MA GO	4.750		03/15/2016	06/30/2013	A	10,037
10,000	Clinton, MA GO	4.750		03/15/2017	06/30/2013	A	10,037
25,000	Fall River, MA GO	5.250		02/01/2016	06/30/2013	A	25,350
1,095,000	MA Bay Transportation Authority	6.200		03/01/2016	11/02/2014	B	1,177,881
250,000	MA Devel. Finance Agency (Avon Association)	5.000		04/01/2018	04/01/2018		278,195
1,000,000	MA GO	0.520	[3]	02/01/2015	02/01/2014	A	999,980
2,000,000	MA GO	0.570	[3]	09/01/2015	09/01/2015		2,004,900
100,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)	5.000		07/01/2014	06/30/2013	A	100,353
50,000	MA HFA (Single Family Hsg.)	4.050		06/01/2017	06/03/2013	A	50,011
1,600,000	MA Special Obligation	1.858	[3]	01/01/2018	01/01/2018		1,670,864
100,000	MA Special Obligation (Consolidated Loan)	2.744	[3]	06/01/2017	06/01/2017		107,768

34	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
Massachusetts Continued
$20,000	MA Water Pollution Abatement Trust	4.750%		02/01/2019	06/30/2013	A	$20,072
45,000	MA Water Pollution Abatement Trust	4.750		02/01/2021	06/30/2013	A	45,149
25,000	MA Water Pollution Abatement Trust	5.250		02/01/2016	06/30/2013	A	25,103
							6,525,700
Michigan—5.9%
25,000	Canton Charter Township, MI Downtown Devel.	4.600		06/01/2013	06/01/2013		25,000
3,945,000	Detroit, MI City School District	0.350	[3]	05/01/2030	06/07/2013	A	3,945,000
345,000	Detroit, MI Downtown Devel. Authority	4.828	[1]	07/01/2016	07/01/2016		307,288
555,000	Detroit, MI Downtown Devel. Authority	5.000		07/01/2018	06/30/2013	A	555,289
85,000	Detroit, MI GO	5.000		04/01/2014	04/01/2014		86,399
100,000	Detroit, MI GO	5.000		04/01/2015	04/01/2015		102,942
100,000	Detroit, MI GO	5.000		04/01/2017	06/30/2013	A	100,061
50,000	Detroit, MI GO	5.375		04/01/2014	06/30/2013	A	50,024
5,000,000	Detroit, MI GO DRIVERS	0.370	[3]	05/01/2018	06/07/2013	A	5,000,000
65,000	Detroit, MI Sewer Disposal System	5.000		07/01/2017	07/01/2013	A	65,177
2,170,000	Detroit, MI Water Supply System	2.418	[3]	07/01/2014	07/01/2014		2,186,644
1,905,000	Detroit, MI Water Supply System	2.418	[3]	07/01/2014	07/01/2014		1,919,611
100,000	Detroit, MI Water Supply System	5.000		07/01/2022	07/01/2016	A	105,123
100,000	Detroit, MI Water Supply System	6.000		07/01/2015	07/01/2015		108,828
10,000	Flint, MI Charter Township Building Authority (Police Station)	4.400		12/01/2017	12/01/2013	A	10,136
75,000	Grand Rapids, MI Building Authority	4.000		10/01/2014	06/30/2013	A	75,197
20,000	Lyon Township, MI GO	3.800		05/01/2015	11/01/2013	A	20,260
2,000,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000		08/01/2020	04/06/2015	A	2,144,900
100,000	MI Hospital Finance Authority (OH/OUH/OHP Obligated Group)	5.500		11/01/2018	11/01/2013	A	102,200
55,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)	5.500		01/15/2018	06/30/2013	A	55,147
1,465,000	MI Hsg. Devel. Authority, Series A	4.750		10/01/2019	04/23/2017	A	1,587,049
525,000	MI Strategic Fund Limited Obligation (NSF International)	5.125		08/01/2019	08/01/2013	A	527,394
35,000	Mount Clemens, MI Hsg. Corp. (FHA Section 8), Series A	6.600		06/01/2013	06/01/2013		35,000
25,000	Reed City, MI Public Schools	4.750		05/01/2014	11/01/2013	A	25,444
105,000	Taylor, MI GO	5.000		09/01/2014	09/01/2014		109,671
125,000	Wayne County, MI Building Authority	5.250		06/01/2016	06/23/2013	A	125,496

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	35

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value
Michigan Continued
$20,000	Wayne County, MI Downriver Sewer Disposal	5.125%	11/01/2013	11/01/2013		$20,403
105,000	Wayne County, MI Downriver Sewer Disposal	5.125	11/01/2015	11/01/2013	A	107,102
						19,502,785
Minnesota—0.6%
200,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2016	03/01/2016		209,502
1,200,000	St. Paul, MN Port Authority (Office Building At Robert Street)	5.250	12/01/2020	12/01/2013	A	1,230,120
180,000	Woodbury, MN Charter School (MSA Building Company)	2.650	12/01/2016	12/01/2016		180,360
100,000	Woodbury, MN Charter School (MSA Building Company)	2.900	12/01/2017	12/01/2017		100,210
205,000	Woodbury, MN Charter School (MSA Building Company)	3.650	12/01/2020	12/01/2020		204,467
						1,924,659
Mississippi—0.1%
10,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	6.125	07/01/2015	06/30/2013	A	10,036
285,000	MS Devel. Bank (Gulfport Water & Sewer System)	5.250	07/01/2019	07/01/2015	A	314,361
						324,397
Missouri—0.4%
750,000	Franklin County, MO IDA (Phoenix Center II Community Improvement District)	4.000	11/01/2025	11/01/2025		748,890
40,000	MO Environmental Improvement & Energy Resources Authority	5.000	01/01/2020	06/30/2013	A	40,154
25,000	MO Environmental Improvement & Energy Resources Authority	5.375	01/01/2017	06/30/2013	A	25,105
200,000	MO Environmental Improvement & Energy Resources Authority	5.500	07/01/2019	06/30/2013	A	200,858
95,000	MO Environmental Improvement & Energy Resources Authority	7.200	07/01/2016	06/30/2013	A	98,100
15,000	MO Monarch-Chesterfield Levee District	5.450	03/01/2014	06/30/2013	A	15,062
320,000	MO Monarch-Chesterfield Levee District	5.750	03/01/2019	06/30/2013	A	321,286
15,000	O’Fallon, MO Parks System	5.750	07/01/2013	07/01/2013		15,067
						1,464,522

36	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
Multi States—0.4%
$ 1,110,504	Public Hsg. Capital Fund Multi-State Revenue Trust III	5.000%		07/01/2022	07/01/2022		$1,151,081
Nevada—1.6%
250,000	Clark County, NV School District	5.000		06/15/2016	12/15/2015	A	277,373
1,045,000	North Las Vegas, NV GO	5.000		05/01/2021	05/01/2016	A	1,100,395
1,105,000	North Las Vegas, NV Wastewater Reclamation System	5.000		10/01/2021	10/01/2016	A	1,171,134
1,000,000	North Las Vegas, NV Wastewater Reclamation System	5.000		10/01/2022	10/01/2016	A	1,053,520
1,500,000	North Las Vegas, NV Wastewater Reclamation System	5.000		10/01/2023	10/01/2016	A	1,575,930
200,000	Reno, NV Capital Improvement	5.500		06/01/2016	06/30/2013	A	200,642
15,000	Reno, NV Redevel. Agency (Downtown Redevel.)	5.000		09/01/2017	06/30/2013	A	15,027
							5,394,021
New Jersey—5.5%
50,000	Hudson County, NJ Improvement Authority (Weehawkeip-Baldwin Avenue)	4.125		07/01/2016	06/30/2013	A	50,119
150,000	Lacey, NJ Municipal Utilities Authority	5.000		12/01/2015	12/01/2013	A	152,624
20,000	Lindenwold, NJ GO	4.050		12/01/2016	06/30/2013	A	20,049
1,080,000	Newark, NJ GO	2.000		12/11/2013	12/11/2013		1,084,190
5,575,000	Newark, NJ GO	2.000		12/11/2013	12/11/2013		5,596,631
25,000	NJ EDA (Municipal Loan Pool)	4.625		11/15/2020	06/30/2013	A	25,083
250,000	NJ EDA (School Facilities Construction)	2.039	[3]	02/01/2018	02/01/2018		259,615
50,000	NJ Educational Facilities Authority (Kean University)	4.900		07/01/2014	06/30/2013	A	50,177
85,000	NJ Educational Facilities Authority (University of Medicine and Dentistry of New Jersey)	6.000		12/01/2017	06/28/2017	B	97,260
250,000	NJ Higher Education Student Assistance Authority (Student Loans)	5.000		06/01/2014	06/01/2014		260,580
225,000	NJ Hsg. & Mtg. Finance Agency, Series AA	5.250		04/01/2016	04/01/2016		238,966
380,000	NJ Tobacco Settlement Financing Corp.	4.500		06/01/2023	09/23/2016	B	379,244
35,000	NJ Transportation Trust Fund Authority	4.750		06/15/2024	06/15/2013	A	35,062
5,000,000	NJ Turnpike Authority	0.870	[3]	01/01/2024	06/07/2013	A	4,995,700
5,000,000	Seaside Heights, NJ Special Emergency Notes	2.000		12/19/2013	12/19/2013		5,020,200
							18,265,500

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	37

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
New Mexico—0.0%
$20,000	NM Finance Authority (Revolving Fund)	4.500%		06/01/2013	06/01/2013		$20,000
New York—1.1%
20,000	Charlotte Valley, NY Central School District	4.250		06/15/2015	12/15/2013	A	20,452
400,000	Chemung County, NY IDA (Arnot Ogden Medical Center)	4.250		11/01/2017	11/01/2013	A	404,484
1,000,000	Long Beach, NY GO	3.000		12/20/2013	12/20/2013		1,005,570
5,000	NYC GO	1.150	[3]	08/01/2013	08/01/2013		5,003
70,000	NYC GO	1.950	[3]	08/01/2017	08/01/2017		76,241
15,000	NYC GO	5.000		08/01/2015	06/30/2013	A	15,059
200,000	NYC IDA (New York Institute of Technology)	5.250		03/01/2018	06/30/2013	A	200,722
20,000	NYS DA (Brookdale Family Care Centers/Urban Strategies-Brookdale Family Care Center Obligated Group)	4.000		11/15/2017	06/30/2013	A	20,058
50,000	NYS DA (Brookdale Hospital Medical Center)	5.200		02/15/2016	06/30/2013	A	50,201
20,000	NYS DA (Special Act School Districts)	6.000		07/01/2019	06/30/2013	A	20,085
100,000	NYS DA (Wyckoff Heights Medical Center)	5.200		02/15/2014	06/30/2013	A	100,385
50,000	NYS ERDA (LILCO)	5.150		03/01/2016	06/30/2013	A	50,161
50,000	NYS ERDA (LILCO)	5.150		03/01/2016	06/30/2013	A	50,161
55,000	NYS GO	1.850	[3]	08/01/2015	08/01/2015		57,488
15,000	NYS HFA (Hospital & Nursing Home)	5.150		11/01/2016	06/30/2013	A	15,058
5,000	Oneida County, NY IDA (Presbyterian Home for Central, NY)	5.000		03/01/2014	09/01/2013	A	5,056
150,000	Port Authority NY/NJ, 116th Series	4.500		10/01/2018	06/30/2013	A	150,516
150,000	Port Authority NY/NJ, 116th Series	5.250		10/01/2014	06/30/2013	A	150,621
500,000	Rockland County, NY GO	3.750		06/28/2013	06/28/2013		500,340
50,000	Suffolk County, NY GO	4.250		06/15/2013	06/15/2013		50,080
40,000	Suffolk County, NY IDA (Dowling College)	6.700		12/01/2020	06/30/2013	A	40,031
325,000	Westchester County, NY Tobacco Asset Securitization Corp.	4.500		06/01/2021	06/01/2015	A	325,462
375,000	Wyandanch, NY Union Free High School District	3.250		06/28/2013	06/28/2013		375,120
50,000	Yonkers, NY GO	5.000		08/01/2013	08/01/2013		50,354
							3,738,708
North Carolina—1.8%
10,000	Charlotte, NC GO	4.250		07/01/2016	07/01/2013	A	10,032

38	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
North Carolina Continued
$5,735,000	Durham, NC Hsg. Authority (Greens of Pine Glen) LIFERS	0.500%[3]		10/01/2047	06/07/2013	A	$5,735,000
20,000	Iredell County, NC GO	4.750		02/01/2014	06/30/2013	A	20,175
40,000	Iredell County, NC GO	4.750		02/01/2017	06/30/2013	A	40,947
250,000	NC Medical Care Commission (Catholic Health East)	5.250		11/15/2022	05/15/2017	A	271,925
							6,078,079
Ohio—0.9%
1,120,000	Adams County-Ohio Valley, OH Local School District	7.000		12/01/2015	12/19/2014	B	1,218,582
750,000	Akron, OH Sewer System	5.000		12/01/2015	12/01/2015		802,275
150,000	Akron, OH Sewer System	5.000		12/01/2017	12/01/2017		164,259
150,000	Beavercreek, OH Local School District	6.600		12/01/2015	01/03/2015	B	162,774
125,000	Cuyahoga County, OH Hospital Facilities (CCHlthS/MHlthS/Fairview Hospital/Luthern Hospital Obligated Group)	5.000		01/01/2018	07/01/2013	A	125,473
10,000	Hudson City, OH GO	4.600		12/01/2014	06/30/2013	A	10,036
155,000	OH State University	1.050	[3]	12/01/2026	06/07/2013	A	155,000
395,000	Solon, OH School District	5.500		12/01/2016	07/08/2015	B	413,348
25,000	Sylvania, OH City School District	5.250		12/01/2013	06/30/2013	A	25,105
							3,076,852
Oklahoma—0.0%
50,000	McAlester, OK Public Works Authority	4.900		02/01/2020	08/01/2013	A	50,873
Oregon—0.2%
15,000	Eugene, OR	4.700		06/01/2014	06/30/2013	A	15,056
100,000	Jefferson County, OR School District No. 509J	5.000		06/15/2022	06/22/2013	A	100,279
15,000	Mount Hood, OR Community College District	4.900		07/15/2016	06/30/2013	A	15,058
250,000	OR Facilities Authority (Student Housing-Ashland)	2.000		07/01/2015	07/01/2015		257,185
10,000	OR GO (Alternate Energy)	4.750		01/01/2016	06/30/2013	A	10,036
40,000	OR Health Hsg. Educational & Cultural Facilities Authority (Peacehealth)	5.250		11/15/2021	06/30/2013	A	40,141
20,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series A	4.900		07/01/2015	06/30/2013	A	20,061
70,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series Q	4.800		07/01/2016	06/30/2013	A	70,189

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	39

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
Oregon Continued
$30,000	Portland, OR Gas Tax	4.800%		06/01/2014	06/30/2013	A	$30,112
100,000	Portland, OR Water System	4.500		10/01/2015	06/04/2013	A	100,036
							658,153
Pennsylvania—6.8%
250,000	Allegheny County, PA HEBA (Carlow University)	4.500		11/01/2016	11/01/2016		254,828
35,000	Allegheny County, PA Residential Finance Authority	4.850		05/01/2015	06/30/2013	A	35,107
150,000	Allentown, PA City School District	4.300		03/15/2018	06/30/2013	A	150,477
15,000	Carbondale, PA Hsg. Corp.	8.125		05/01/2019	06/30/2013	A	15,561
200,000	Dauphin County, PA General Authority (PHH/PHS/PHMS Obligated Group)	5.250		06/01/2017	06/13/2016	B	224,166
14,000,000	Emmaus, PA General Authority	0.400	[3]	12/01/2028	06/07/2013	A	14,000,000
345,000	Hazleton, PA GO	4.000		12/01/2017	06/30/2013	A	345,766
355,000	Hazleton, PA GO	4.050		12/01/2018	06/30/2013	A	355,724
365,000	Hazleton, PA GO	4.100		12/01/2019	06/30/2013	A	365,715
200,000	Lancaster County, PA Hospital Authority (St. Anne’s Retirement Community)	3.750		04/01/2017	04/01/2017		201,378
50,000	Langhorne Manor Boro, PA Higher Education (Woods Resources/Woods Services Obligated Group)	5.100		11/15/2021	06/02/2013	A	50,007
100,000	Luzerne County, PA GO	4.000		08/15/2015	06/30/2013	A	100,204
2,710,000	Luzerne County, PA GO	7.000		11/01/2018	08/29/2016	B	3,166,201
15,000	North Versailles, PA Township Authority	4.050		12/15/2019	06/18/2013	A	15,027
100,000	Northeastern, PA Hospital & Education Authority (Luzerne County Community Colleges)	5.150		08/15/2013	06/30/2013	A	100,389
100,000	PA EDFA (Waste Management/Waste Management of Pennsylvania Obligated Group)	2.750		09/01/2013	09/01/2013		100,545
1,435,000	PA HEFA (St. Josephs University)	5.375		12/15/2016	06/30/2013	A	1,440,898
275,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	4.000		04/01/2017	10/19/2015	B	280,079
20,000	Philadelphia, PA Parking Authority, Series A	5.050		02/15/2014	06/30/2013	A	20,072
460,000	Philadelphia, PA School District	5.000		08/01/2018	08/01/2015	A	496,317
500,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)	5.000		11/15/2021	05/15/2020	A	568,320

40	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value
Pennsylvania Continued
$500,000	Susquehanna, PA Area Regional Airport Authority	3.000%	01/01/2017	07/19/2015	B	$503,040
						22,789,821
Rhode Island—0.9%
100,000	Coventry, RI GO	3.375	06/15/2016	06/15/2013	A	101,123
100,000	Providence, RI Public Building Authority, Series A	5.000	12/15/2017	06/30/2013	A	100,174
100,000	Providence, RI Public Building Authority, Series A	5.125	12/15/2014	06/30/2013	A	100,249
170,000	Providence, RI Public Building Authority, Series B	5.375	12/15/2016	06/30/2013	A	170,417
10,000	Providence, RI Public Building Authority, Series B	5.500	12/15/2015	06/30/2013	A	10,026
10,000	RI Clean Water Finance Agency	4.500	10/01/2022	06/30/2013	A	10,034
15,000	RI Clean Water Protection Finance Agency	5.000	10/01/2015	06/30/2013	A	15,058
5,000	RI Clean Water Protection Finance Agency	5.000	10/01/2018	10/01/2013	A	5,077
100,000	RI Clean Water Protection Finance Agency	5.500	10/01/2018	06/30/2013	A	100,427
50,000	RI Economic Devel. Corp. (University of Rhode Island Steam Generation Facility)	5.000	11/01/2019	06/30/2013	A	50,192
15,000	RI Health & Educational Building Corp. (Newport Hospital)	5.100	07/01/2015	06/30/2013	A	15,049
1,400,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.000	05/15/2026	05/15/2016	A	1,480,948
120,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.500	05/15/2016	06/30/2013	A	120,420
315,000	RI Tobacco Settlement Financing Corp. (TASC), Series A	6.000	06/01/2023	06/30/2013	A	319,230
350,000	West Warwick, RI GO	4.750	03/01/2014	06/30/2013	A	351,208
						2,949,632
South Carolina—0.6%
305,000	Greenwood, SC Metropolitan District	5.000	04/01/2014	06/30/2013	A	306,193
320,000	Greenwood, SC Metropolitan District	5.000	04/01/2015	06/30/2013	A	321,245
340,000	Greenwood, SC Metropolitan District	5.000	04/01/2016	06/30/2013	A	341,323
360,000	Greenwood, SC Metropolitan District	5.000	04/01/2017	06/30/2013	A	361,159
380,000	Greenwood, SC Metropolitan District	5.000	04/01/2018	06/30/2013	A	381,231
400,000	Greenwood, SC Metropolitan District	5.000	04/01/2019	06/30/2013	A	401,208
15,000	Myrtle Beach, SC Public Facilities Corp. COP (Myrtle Beach Stadium)	5.000	07/01/2018	06/30/2013	A	15,051
						2,127,410

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	41

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
Tennessee—3.2%
$125,000	Clarksville, TN Natural Gas Acquisition Corp.	5.000%		12/15/2016	12/15/2016		$140,868
675,000	Clarksville, TN Natural Gas Acquisition Corp.	5.000		12/15/2017	12/15/2017		774,441
100,000	Dickson County, TN Water Authority	5.000		12/01/2014	06/05/2013	A	100,053
200,000	Lafollette, TN Electric System	4.900		03/01/2019	06/30/2013	A	200,480
7,000,000	Memphis, TN HE&HFB (Arbors Hickory Ridge) LIFERS	0.500	[3]	01/01/2049	06/07/2013	A	7,000,000
60,000	TN Energy Acquisition Gas Corp.	5.000		09/01/2015	09/01/2015		65,141
175,000	TN Energy Acquisition Gas Corp.	5.000		02/01/2017	02/01/2017		193,662
1,330,000	TN Energy Acquisition Gas Corp.	5.250		09/01/2017	09/01/2017		1,514,178
200,000	TN Energy Acquisition Gas Corp.	5.250		09/01/2018	09/01/2018		229,934
200,000	TN Energy Acquisition Gas Corp.	5.250		09/01/2019	09/01/2019		231,246
240,000	TN Hsg. Devel. Agency	4.800		07/01/2015	07/01/2013	A	240,912
							10,690,915
Texas—2.0%
135,000	Bexar County, TX GO	5.500		06/15/2015	06/30/2013	A	135,582
10,000	Brazosport, TX Independent School District	5.500		02/15/2019	06/30/2013	A	10,043
50,000	Cinco, TX Municipal Utility District No. 9	3.850		09/01/2014	06/30/2013	A	50,110
200,000	Clifton, TX Higher Education Finance Corp. (Tejano Center Community Concerns)	7.750		02/15/2018	06/29/2016	B	217,074
25,000	Corpus Christi, TX Business & Job Devel. Corp.	5.000		09/01/2021	09/01/2013	A	25,235
150,000	Donna, TX GO COP	4.750		02/01/2015	06/30/2013	A	150,282
10,000	El Paso, TX Tax Increment	5.000		08/15/2024	08/15/2013	A	10,092
45,000	Elgin, TX GO COP	4.500		07/15/2016	06/30/2013	A	45,079
95,000	Elgin, TX GO COP	4.500		07/15/2018	06/30/2013	A	95,132
25,000	Gonzales, TX Healthcare System	5.350		08/15/2015	06/30/2013	A	25,105
20,000	Guadalupe-Blanco, TX River Authority (Western Canton Regional Water Supply)	5.250		04/15/2015	06/30/2013	A	20,083
90,000	Harris County, TX Municipal Utility District No. 149	4.250		10/01/2014	06/30/2013	A	90,235
40,000	Lubbock, TX Electric Light & Power System	5.150		04/15/2017	06/06/2013	A	40,027
200,000	Midtown, TX Redevel. Authority	4.900		01/01/2017	06/30/2013	A	200,566
205,000	Newark, TX Cultural Education Facilities Finance Corp.	7.250		08/15/2021	05/17/2016	A	221,191

42	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
Texas Continued
$35,000	North East TX Hospital Authority (Northeast Medical Center Hospital)	5.625%		05/15/2022	06/30/2013	A	$35,117
465,000	Northwest Harris County, TX Municipal Utility District No. 22	5.700		04/01/2017	06/30/2013	A	467,060
200,000	Red River, TX Health Facilities Devel. Corp. (Witchita Falls Retirement Foundation)	4.700		01/01/2022	07/12/2018	B	203,584
100,000	TX GO	5.500		08/01/2015	06/30/2013	A	100,433
165,000	TX Lower Colorado River Authority	5.375		05/15/2020	06/30/2013	A	165,672
5,000	TX Lower Colorado River Authority	5.500		05/15/2019	06/30/2013	A	5,020
2,650,000	TX Municipal Gas Acquisition & Supply Corp.	5.625		12/15/2017	02/15/2016	B	2,962,303
340,000	TX Public Finance Authority (Southern University)	5.500		11/01/2017	06/30/2013	A	340,598
75,000	TX Public Finance Authority (Texas Military Facilities Commission)	5.000		04/01/2016	06/30/2013	A	75,290
250,000	TX Public Finance Authority Charter School Finance Corp. (Uplift Education)	5.350		12/01/2017	01/08/2016	B	267,383
690,000	TX Water Devel. Board	5.250		07/15/2015	06/30/2013	A	703,821
20,000	Willis, TX Independent School District	4.375		02/15/2017	06/30/2013	A	20,057
							6,682,174
U.S. Possessions—12.3%
65,000	Guam International Airport Authority	5.250		10/01/2014	10/01/2013	A	65,848
250,000	Guam Power Authority, Series A	5.000		10/01/2022	10/01/2022		298,745
75,000	Puerto Rico Children’s Trust Fund (TASC)	4.250		05/15/2014	06/30/2013	A	75,222
255,000	Puerto Rico Commonwealth GO	4.157	[1]	07/01/2016	07/01/2016		225,313
2,300,000	Puerto Rico Commonwealth GO	3.142	[3]	07/01/2018	07/01/2018		2,298,275
2,645,000	Puerto Rico Commonwealth GO	3.162	[3]	07/01/2019	07/01/2019		2,608,340
7,350,000	Puerto Rico Commonwealth GO	3.182	[3]	07/01/2020	07/01/2020		7,208,880
380,000	Puerto Rico Commonwealth GO	4.500		07/01/2023	06/30/2013	A	380,095
1,470,000	Puerto Rico Commonwealth GO	4.750		12/01/2015	12/01/2013	A	1,502,090
800,000	Puerto Rico Commonwealth GO	5.000		07/01/2023	07/01/2017	A	826,040
500,000	Puerto Rico Commonwealth GO	5.250		07/01/2015	07/01/2015		530,935
190,000	Puerto Rico Commonwealth GO	5.500		07/01/2016	07/01/2016		201,552
220,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	07/01/2018		235,457
40,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	07/01/2018		42,810
1,285,000	Puerto Rico Commonwealth GO	5.650		07/01/2015	01/04/2015	B	1,344,457
1,100,000	Puerto Rico Commonwealth GO	6.000		07/01/2013	07/01/2013		1,103,597

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	43

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value
U.S. Possessions Continued
$380,000	Puerto Rico Commonwealth GO	6.000%		07/01/2016	07/01/2016		$408,622
205,000	Puerto Rico Commonwealth GO	6.500		07/01/2013	07/01/2013		205,746
500,000	Puerto Rico Convention Center Authority	5.000		07/01/2019	07/01/2016	A	510,430
60,000	Puerto Rico Electric Power Authority, Series KK	5.500		07/01/2016	07/01/2016		64,321
20,000	Puerto Rico Electric Power Authority, Series LL	5.500		07/01/2016	07/01/2016		21,440
295,000	Puerto Rico Electric Power Authority, Series LL	5.500		07/01/2017	07/01/2017		319,541
30,000	Puerto Rico Electric Power Authority, Series OO	5.000		07/01/2013	07/01/2013		30,095
800,000	Puerto Rico Electric Power Authority, Series OO	5.000		07/01/2014	07/01/2014		823,232
270,000	Puerto Rico Electric Power Authority, Series PP	5.000		07/01/2023	07/01/2014	A	273,040
100,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2019	07/01/2015	A	101,926
500,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2019	07/01/2015	A	522,460
235,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2022	07/01/2015	A	238,118
455,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2023	07/01/2015	A	460,137
390,000	Puerto Rico Electric Power Authority, Series UU	0.130	[3]	07/01/2017	07/01/2017		354,385
25,000	Puerto Rico Electric Power Authority, Series WW	5.250		07/01/2014	07/01/2014		25,793
120,000	Puerto Rico Electric Power Authority, Series ZZ	5.000		07/01/2018	07/01/2018		128,113
155,000	Puerto Rico Government Devel. Bank	5.000		12/01/2013	12/01/2013		157,271
35,000	Puerto Rico HFA	4.600		12/01/2024	12/01/2013	A	35,565
105,000	Puerto Rico HFA	5.000		12/01/2015	12/01/2013	A	107,994
130,000	Puerto Rico HFA	5.000		12/01/2018	12/01/2013	A	133,706
310,000	Puerto Rico HFC	3.384	[1]	01/01/2014	01/01/2014		306,733
220,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2016	07/01/2014	A	223,696
330,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2022	07/01/2013	A	329,987
50,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2014	07/01/2014		51,658
7,000,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2015	01/04/2015	B	7,481,110

44	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value
U.S. Possessions Continued
$40,000	Puerto Rico Highway & Transportation Authority	5.500%	07/01/2020	07/01/2020		$44,860
50,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2019	07/01/2013	A	50,144
10,000	Puerto Rico Highway & Transportation Authority, Series G	5.250	07/01/2019	07/01/2013	A	10,042
5,000	Puerto Rico Highway & Transportation Authority, Series G	5.250	07/01/2019	07/01/2013	A	5,013
800,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	06/30/2013	A	801,368
355,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600	10/01/2014	10/01/2014		363,808
240,000	Puerto Rico Infrastructure Financing Authority, Series A	4.500	07/01/2014	07/01/2014		245,278
1,750,000	Puerto Rico Infrastructure Financing Authority, Series C	5.500	07/01/2017	07/01/2017		1,864,573
300,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2020	10/01/2020		333,222
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2021	10/01/2021		110,775
170,000	Puerto Rico Municipal Finance Agency, Series A	4.750	08/01/2022	06/30/2013	A	170,097
560,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2013	06/30/2013	A	561,747
345,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2014	06/30/2013	A	346,159
110,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2015	06/30/2013	A	110,326
100,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2016	06/30/2013	A	100,296
200,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	06/30/2013	A	200,558
420,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2018	06/30/2013	A	421,100
440,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2019	06/30/2013	A	441,078
120,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2020	06/30/2013	A	120,414
60,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2021	06/30/2013	A	60,137
85,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	06/30/2013	A	85,377
60,000	Puerto Rico Municipal Finance Agency, Series B	5.750	08/01/2013	06/30/2013	A	60,223

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	45

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value
U.S. Possessions Continued
$60,000	Puerto Rico Public Buildings Authority	5.000%	07/01/2013	07/01/2013		$60,146
1,000,000	Puerto Rico Public Buildings Authority	5.250	07/01/2017	07/01/2017		1,056,290
750,000	Puerto Rico Public Buildings Authority	5.750	07/01/2022	07/01/2016	A	774,173
360,000	Puerto Rico Public Buildings Authority	7.000	07/01/2021	07/01/2014	A	377,654
						41,037,633
Utah—0.0%
100,000	Intermountain Power Agency, UT Power Supply	5.500	07/01/2014	07/01/2013	A	100,440
Vermont—0.5%
50,000	Burlington, VT COP (Parking Facility)	4.625	12/01/2014	06/30/2013	A	50,173
50,000	Burlington, VT Electric	5.375	07/01/2013	07/01/2013		50,188
350,000	Burlington, VT GO	5.000	11/01/2016	11/01/2016		383,124
370,000	Burlington, VT GO	5.000	11/01/2017	11/01/2017		408,006
390,000	Burlington, VT GO	5.000	11/01/2018	11/01/2018		431,937
200,000	Burlington, VT GO	5.000	11/01/2021	11/01/2021		222,392
						1,545,820
Virginia—0.3%
115,000	Broadway, VA IDA (Bridgewater College)	4.500	04/01/2017	06/30/2013	A	115,173
400,000	Chesterfield County, VA EDA (Brandermill Woods)	5.000	01/01/2019	01/01/2019		441,160
15,000	Fairfax County, VA Park Authority	4.300	07/15/2014	06/30/2013	A	15,047
25,000	Fairfax County, VA Park Authority	4.400	07/15/2015	06/30/2013	A	25,083
80,000	Norfolk, VA Redevel. & Hsg. Authority (Merrimack Landing)	5.500	12/01/2013	06/30/2013	A	80,281
130,000	Northern VA Transportation District (Virginia Railway Express)	5.375	07/01/2013	07/01/2013		130,546
100,000	Southwest VA Regional Jail Authority	5.125	09/01/2015	09/01/2013	A	100,860
5,000	VA Hsg. Devel. Authority, Series A	4.300	01/01/2015	01/01/2014	A	5,088
65,000	VA Northern Transportation District (Virginia Railway Express)	5.375	07/01/2014	06/30/2013	A	65,271
						978,509
Washington—1.1%
140,000	Chelan County, WA Public Hospital District No. 2 (Lake Chelan Community Hospital)	5.250	12/01/2020	06/30/2013	A	140,566
450,000	Cowlitz County, WA Sewer (Seattle-Northwest Securities Corp.)	5.500	11/01/2016	11/14/2015	B	487,647
25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	02/09/2024	B	21,197

46	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value
Washington Continued
$20,000	WA Health Care Facilities Authority (Southwest Medical Center)	5.000%	09/01/2019	06/30/2013	A	$20,043
2,540,000	WA Tobacco Settlement Authority (TASC)	6.500	06/01/2026	06/30/2013	A	2,590,775
275,000	Wenatchee, WA GO	4.500	12/01/2016	06/07/2013	A	275,198
60,000	Yakima-Tieton, WA Irrigation District	4.500	06/01/2019	06/30/2013	A	60,228
						3,595,654
West Virginia—0.0%
25,000	WV School Building Authority	4.500	07/01/2015	06/30/2013	A	25,085
Wisconsin—0.2%
50,000	Beloit, WI Water System	4.375	11/01/2018	11/01/2013	A	50,860
25,000	Franklin, WI Public School District	4.500	04/01/2015	06/30/2013	A	25,084
480,000	New Berlin, WI School District	5.000	03/01/2015	09/01/2013	A	485,523
20,000	Weston, WI Community Devel. Authority	4.650	10/01/2016	06/30/2013	A	20,048
						581,515
Total Investments, at Value (Cost $326,680,384)—98.4%						328,091,027
Other Assets Net of Liabilities—1.6						5,200,856
Net Assets—100.0%						$333,291,883

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

1. Zero coupon bond reflects effective yield on the date of purchase.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after May 31, 2013. See Note 1 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

To simplify the listings of securities, abbreviations are used per the table below:

BMC	Baptist Medical Center
CCF	Catholic Community Foundation
CCHlthS	Cleveland Clinic Health System
CDA	Communities Devel. Authority
COP	Certificates of Participation
DA	Dormitory Authority
DKH	Day Kimball Hospital
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
EMH	Elmhurst Memorial Hospital
EMHC	Elmhurst Memorial Healthcare
EMHH	Elmhurst Memorial Home Health
EPA	Environmental Protection Agency

ERDA	Energy Research and Devel. Authority
FHA	Federal Housing Agency/Authority
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFB	Health Educational and Housing Facility Board
HEBA	Higher Education Building Authority

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	47

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LH&S	Lutheran Home & Services
LH&SFTA	Lutheran Home & Services for the Aged
LHFTA	Lutheran Home for the Aged
LIFERS	Long Inverse Floating Exempt Receipts
LILCO	Long Island Lighting Corp.
MHlthS	Meridia Health System
MSA	Math & Science Academy
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding

NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
OH	Oakwood Healthcare
OHP	Oakwood Health Promotions
OUH	Oakwood United Hospitals
PHH	Pinnacle Health Hospitals
PHMS	Pinnacle Health Medical Services
PHS	Pinnacle Health System
PFA	Public Financing Authority
RCAI	Roman Catholic Archdiocese of Indianapolis
RCAP	Roman Catholic Archdiocese Properties
RIH	Rhode Island Hospital
Res Rec	Resource Recovery Facility
TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital
Y/S	Yucaipa/Sweetwater

See accompanying Notes to Financial Statements.

48	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    May 31, 2013

Assets
Investments, at value (cost $326,680,384)—see accompanying statement of investments	$328,091,027
Cash	4,013,014
Receivables and other assets:
Investments sold	10,084,438
Shares of beneficial interest sold	5,578,540
Interest	3,931,218
Other	17,176
Total assets	351,715,413
Liabilities
Payables and other liabilities:
Investments purchased (including $283,769 purchased on a when-issued or delayed delivery basis)	17,437,533
Shares of beneficial interest redeemed	618,072
Dividends	50,980
Distribution and service plan fees	49,472
Shareholder communications	16,597
Transfer and shareholder servicing agent fees	7,565
Trustees’ compensation	2,286
Interest expense on borrowings	587
Other	240,438
Total liabilities	18,423,530
Net Assets	$333,291,883
Composition of Net Assets
Par value of shares of beneficial interest	$88,802
Additional paid-in capital	331,543,007
Accumulated net investment income	371,620
Accumulated net realized loss on investments	(122,189)
Net unrealized appreciation on investments	1,410,643
Net Assets	$333,291,883

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	49

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $207,739,253 and 55,347,660 shares of beneficial interest outstanding)	$3.75
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.84
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,380,735 and 9,695,937 shares of beneficial interest outstanding)	$3.75
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $89,171,895 and 23,758,104 shares of beneficial interest outstanding)	$3.75

See accompanying Notes to Financial Statements.

50	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS    For the Year Ended May 31, 2013

Investment Income
Interest	$5,983,971
Expenses
Management fees	1,045,310
Distribution and service plan fees:
Class A	363,259
Class C	232,733
Transfer and shareholder servicing agent fees:
Class A	45,275
Class C	16,729
Class Y	14,212
Shareholder communications:
Class A	35,920
Class C	13,139
Class Y	6,409
Borrowing fees	44,169
Trustees’ compensation	3,679
Interest expense on borrowings	2,461
Custodian fees and expenses	1,320
Other	56,544
Total expenses	1,881,159
Less waivers and reimbursements of expenses	(4,665)
Net expenses	1,876,494
Net Investment Income	4,107,477
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(5,660)
Net change in unrealized appreciation/depreciation on investments	164,872
Net Increase in Net Assets Resulting from Operations	$4,266,689

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	51

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2013	Year Ended May 31, 2012
Operations
Net investment income	$4,107,477	$1,289,515
Net realized gain (loss)	(5,660)	16,793
Net change in unrealized appreciation/depreciation	164,872	1,058,428
Net increase in net assets resulting from operations	4,266,689	2,364,736
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,537,706)	(986,785)
Class C	(215,982)	(102,748)
Class Y	(1,063,370)	(199,099)
	(3,817,058)	(1,288,632)
Distributions from net realized gain:
Class A	(83,904)	—
Class C	(11,709)	—
Class Y	(29,552)	—
	(125,165)	—
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	123,618,370	58,086,350
Class C	22,691,679	11,735,753
Class Y	68,306,895	19,558,458
	214,616,944	89,380,561
Net Assets
Total increase	214,941,410	90,456,665
Beginning of period	118,350,473	27,893,808
End of period (including accumulated net investment income of $371,620 and $81,427, respectively)	$333,291,883	$118,350,473

See accompanying Notes to Financial Statements.

52	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$3.73	$3.67	$3.63
Income (loss) from investment operations:
Net investment income[2]	.07	.08	.04
Net realized and unrealized gain	.02	.06	.02
Total from investment operations	.09	.14	.06
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	(.08)	(.02)
Disributions from net realized gain	— [3]	—	—
Total dividends and/or distributions to shareholders	(.07)	(.08)	(.02)
Net asset value, end of period	$3.75	$3.73	$3.67
Total Return, at Net Asset Value[4]	2.35%	3.89%	1.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207,739	$83,843	$24,945
Average net assets (in thousands)	$146,597	$45,683	$15,185
Ratios to average net assets:[5]
Net investment income	1.87%	2.18%	2.42%
Expenses excluding interest and fees from borrowings	0.80%	0.84%	1.38%
Interest and fees from borrowings	0.02%	0.03%	0.02%
Total expenses	0.82%	0.87%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.87%	0.85%
Portfolio turnover rate	16%	20%	5%

1. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	53

FINANCIAL HIGHLIGHTS    Continued

Class C	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$3.73	$3.67	$3.63
Income (loss) from investment operations:
Net investment income[2]	.04	.05	.03
Net realized and unrealized gain	.02	.06	.02
Total from investment operations	.06	.11	.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.05)	(.01)
Disributions from net realized gain	— [3]	—	—
Total dividends and/or distributions to shareholders	(.04)	(.05)	(.01)
Net asset value, end of period	$3.75	$3.73	$3.67
Total Return, at Net Asset Value[4]	1.53%	3.07%	1.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,381	$13,654	$1,794
Average net assets (in thousands)	$23,354	$ 7,145	$1,401
Ratios to average net assets:[5]
Net investment income	1.07%	1.41%	1.72%
Expenses excluding interest and fees from borrowings	1.62%	1.78%	2.42%
Interest and fees from borrowings	0.02%	0.03%	0.02%
Total expenses	1.64%	1.81%	2.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.62%	1.60%
Portfolio turnover rate	16%	20%	5%

1. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

54	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Class Y	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$3.73	$3.67	$3.63
Income (loss) from investment operations:
Net investment income[2]	.08	.09	.05
Net realized and unrealized gain	.02	.06	.01
Total from investment operations	.10	.15	.06
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.09)	(.02)
Disributions from net realized gain	— [3]	—	—
Total dividends and/or distributions to shareholders	(.08)	(.09)	(.02)
Net asset value, end of period	$3.75	$3.73	$3.67
Total Return, at Net Asset Value[4]	2.62%	4.12%	1.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,172	$20,853	$1,155
Average net assets (in thousands)	$53,415	$ 8,280	$ 210
Ratios to average net assets:[5]
Net investment income	2.10%	2.35%	2.66%
Expenses excluding interest and fees from borrowings	0.53%	0.67%	2.13%
Interest and fees from borrowings	0.02%	0.03%	0.02%
Total expenses	0.55%	0.70%	2.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.55%	0.63%	0.60%
Portfolio turnover rate	16%	20%	5%

1. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	55

NOTES TO FINANCIAL STATEMENTS    May 31, 2013

1. Significant Accounting Policies

Oppenheimer Rochester Short Term Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified open-end management investment company. The investment objective of the Fund is to seek current interest income exempt from federal individual income tax. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

56	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

As of May 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$283,769

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$423,872	$—	$94,372	$1,382,826

1. As of May 31, 2013, the Fund had $94,372 of post-October losses available to offset future realized capital gains, if any.

2. During the fiscal year ended May 31, 2013, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended May 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	57

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Accordingly, the following amounts have been reclassified for May 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$226	$226

The tax character of distributions paid during the years ended May 31, 2013 and May 31, 2012 was as follows:

	Year Ended May 31, 2013	Year Ended May 31, 2012
Distributions paid from:
Exempt-interest dividends	$3,817,218	$1,288,621
Ordinary income	123,200	11

Total	$3,940,418	$1,288,632

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$326,708,201

Gross unrealized appreciation	$2,225,900
Gross unrealized depreciation	(843,074)

Net unrealized appreciation	$1,382,826

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

58	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	59

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

60	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	61

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

62	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$8,814,731	$—	$8,814,731
Alaska	—	8,733,902	—	8,733,902
Arizona	—	2,229,231	—	2,229,231
Arkansas	—	35,130	—	35,130
California	—	82,330,992	—	82,330,992
Colorado	—	2,646,109	—	2,646,109
Connecticut	—	2,876,557	—	2,876,557
District of Columbia	—	474,505	—	474,505
Florida	—	14,863,884	—	14,863,884
Georgia	—	6,783,967	—	6,783,967
Hawaii	—	15,038	—	15,038
Idaho	—	25,072	—	25,072
Illinois	—	26,504,610	—	26,504,610
Indiana	—	3,144,813	—	3,144,813
Iowa	—	15,145	—	15,145
Kansas	—	1,668,481	—	1,668,481
Kentucky	—	1,912,313	—	1,912,313
Louisiana	—	2,188,591	—	2,188,591
Maine	—	105,309	—	105,309
Maryland	—	1,442,709	—	1,442,709
Massachusetts	—	6,525,700	—	6,525,700
Michigan	—	19,502,785	—	19,502,785
Minnesota	—	1,924,659	—	1,924,659
Mississippi	—	324,397	—	324,397
Missouri	—	1,464,522	—	1,464,522
Multi States	—	1,151,081	—	1,151,081
Nevada	—	5,394,021	—	5,394,021
New Jersey	—	18,265,500	—	18,265,500
New Mexico	—	20,000	—	20,000
New York	—	3,738,708	—	3,738,708
North Carolina	—	6,078,079	—	6,078,079
Ohio	—	3,076,852	—	3,076,852
Oklahoma	—	50,873	—	50,873
Oregon	—	658,153	—	658,153
Pennsylvania	—	22,789,821	—	22,789,821
Rhode Island	—	2,949,632	—	2,949,632
South Carolina	—	2,127,410	—	2,127,410
Tennessee	—	10,690,915	—	10,690,915
Texas	—	6,682,174	—	6,682,174
U.S. Possessions	—	41,037,633	—	41,037,633
Utah	—	100,440	—	100,440
Vermont	—	1,545,820	—	1,545,820
Virginia	—	978,509	—	978,509
Washington	—	3,595,654	—	3,595,654
West Virginia	—	25,085	—	25,085
Wisconsin	—	581,515	—	581,515

Total Assets	$—	$328,091,027	$—	$328,091,027

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	63

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2013		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	58,805,858	$221,037,144	29,859,861	$110,667,288
Dividends and/or distributions reinvested	645,741	2,426,855	183,623	682,185
Redeemed	(26,557,604)	(99,845,629)	(14,390,317)	(53,263,123)

Net increase	32,893,995	$123,618,370	15,653,167	$58,086,350

Class C
Sold	8,099,633	$30,435,573	4,120,844	$15,272,213
Dividends and/or distributions reinvested	56,801	213,399	24,661	91,545
Redeemed	(2,118,090)	(7,957,293)	(976,999)	(3,628,005)

Net increase	6,038,344	$22,691,679	3,168,506	$11,735,753

Class Y
Sold	27,195,320	$102,222,238	5,884,594	$21,842,044
Dividends and/or distributions reinvested	284,767	1,070,230	48,617	180,562
Redeemed	(9,306,725)	(34,985,573)	(663,361)	(2,464,148)

Net increase	18,173,362	$68,306,895	5,269,850	$19,558,458

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended May 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$127,434,971	$15,233,769

64	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	65

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class C	$266,920

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 31, 2013	$40,317	$32,269	$21,528

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so the that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses excluding interest and fees from borrowings” will not exceed 0.85% of average annual net assets for Class A shares, 1.60% of average annual net assets for Class C shares and 0.60% of average annual nets assets for Class Y shares. During the year ended May 31, 2013, the Manager reimbursed $4,665 for Class C shares.

66	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1755% as of May 31, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended May 31, 2013 equal 0.01% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	67

NOTES TO FINANCIAL STATEMENTS    Continued

6. Borrowings Continued

As of May 31, 2013, the Fund had no borrowings outstanding. Details of the borrowings for the year ended May 31, 2013 are as follows:

Average Daily Loan Balance	$1,233,699
Average Daily Interest Rate	0.201%
Fees Paid	$30,502
Interest Paid	$1,978

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended May 31, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any

68	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended May 31, 2013.

Details of reverse repurchase agreement transactions for the year ended May 31, 2013 are as follows:

Fees Paid	$6,763

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	69

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15,2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

70	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Short Term Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Short Term Municipal Fund, including the statement of investments, as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 6, 2010 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Short Term Municipal Fund as of May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 6, 2010 (commencement of operations) to May 31, 2011, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 18, 2013

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	71

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended May 31, 2013 are eligible for the corporate dividend-received deduction. 96.87% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

72	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	73

TRUSTEES AND OFFICERS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2007) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

74	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Matthew P. Fink, Trustee (since 2007) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 50 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 2007) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	75

TRUSTEES AND OFFICERS    Continued

Mary F. Miller, Trustee (since 2007) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2007) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

76	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Mary Ann Tynan, Trustee (since 2007) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2007) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2007) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	77

TRUSTEES AND OFFICERS    Continued

William F. Glavin, Jr., President and Principal Executive Officer and Trustee (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2007) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2007) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

78	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Troy E. Willis, Vice President (since 2007) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (2003- 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser (since February 2013) and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	79

TRUSTEES AND OFFICERS    Continued

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2008) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

80	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

OPPENHEIMER ROCHESTER® SHORT TERM MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	81

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

82	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND	83

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RA0621.001.0513 July 22, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $30,000 in fiscal 2013 and $26,000 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $2,619 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $508,480 in fiscal 2013 and $432,806 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $2,400 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $307,163 in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $815,643 in fiscal 2013 and $437,825 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Short Term Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2013